                                THE GATEWAY TRUST
                            Registration No. 2-59859
                       Registration Statement on Form N-1A
                              Cross Reference Sheet

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                                              Section in the Combined
                                              Prospectus of the Gateway Fund              Section in the Cincinnati Fund
Form N-1A Item                                and Small Cap Index Fund                    Prospectus
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Item 1 - Cover Page                            - Cover Page                               - Cover Page

Item 2 - Synopsis                              - Fees and Expenses                        - Fees and Expenses
                                               - Table of Contents                        - Table of Contents

Item 3 - Condensed Financial Information       - Financial Highlights                     - Financial Highlights
                                               - Gateway Performance                      - Performance and Risk Information
                                               - Supplement to Prospectus

Item 4 - General Description                   - General Information about Gateway        - General Information about Gateway
                                               - Cover Page                               - Cover Page
                                               - Investment Practices                     - Investment Practices
                                               - Investment Restrictions                  - Investment Restrictions
                                               - Supplement to Prospectus

Item 5 - Management of the Fund                - General Information about Gateway        - General Information about Gateway
                                               - About the Investment Manager             - About the Investment Manager
                                               - Supplement to Prospectus

Item 5A - Management's Discussion of Fund      - Gateway Performance                      - Performance and Risk Information
Performance

Item 6 - Capital Stock                         - General Information about Gateway        - General Information about Gateway
                                               - Cover Page                               - Cover Page
                                               - Dividends and Distribution               - Dividends and Distribution
                                               - Taxes                                    - Taxes

Item 7 - Purchase of Securities                - How to Open a Gateway Account            - How to Open a Gateway Account
                                               - How to Buy Additional Shares             - How to Buy Additional Shares
                                               - Additional Shareholder Information       - Additional Shareholder Information
                                               - How Fund Shares are Priced               - How Fund Shares are Priced
                                               - Supplement to Prospectus

Item 8 - Redemption                            - How to Sell Shares                       - How to Sell Shares
                                               - Additional Shareholder Information       - Additional Shareholder Information

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                                              Section in the Combined
                                              Prospectus of the Gateway Fund              Section in the Cincinnati Fund
Form N-1A Item                                and Small Cap Index Fund                    Prospectus
------------------------------------------------------------------------------------------------------------------------------------

Item 9 - Pending Legal Proceedings             - Not Applicable                           - Not Applicable

Item 10 - Cover Page                           - Cover Page                               - Cover Page

Item 11 - Table of Contents                    - Table of Contents                        - Table of Contents

Item 12 - General Information and History      - Introduction                             - Introduction

Item 13 - Investment Objectives and            - Investment Objectives and Practices      - Information about Investment Practices
Policies                                       - Option Transactions                        and Restrictions
                                               - Investment Practices, Risks and          - Schedule A
                                                 Restrictions
                                               - Schedules A and B

Item 14 - Management of the Fund               - Trustees and Officers of the Trust       - Trustees and Officers of the Trust

Item 15 - Control Persons and Principal        - Trustees and Officers of the Trust       - Trustees and Officers of the Trust
Holders of Securities                          - Principal Holders of Fund Shares         - Principal Holders of Fund Shares

Item 16 - Investment Advisory and Other        - Investment Advisory and Other Services   - Investment Advisory and Other Services
Services                                       - Independent Public Accountants and       - Independent Public Accountants and
                                                 Financial Statements                       Financial Statements

Item 17 - Brokerage Allocation and Other       - Brokerage                                - Brokerage
Practices

Item 18 - Capital Stock and Other              - Not Applicable                           - Not Applicable
Securities

Item 19 - Purchase, Redemption, and            - Shareholder Services                     - Shareholder Services
Pricing of Securities                          - Additional Purchase and Redemption       - Additional Purchase and Redemption
                                                 Information                                Information

Item 20 - Tax Status                           - Additional Tax Matters                   - Additional Tax Matters

Item 21 - Underwriters                         - Not Applicable                           - Not Applicable

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                                              Section in the Combined
                                              Prospectus of the Gateway Fund              Section in the Cincinnati Fund
Form N-1A Item                                and Small Cap Index Fund                    Prospectus
------------------------------------------------------------------------------------------------------------------------------------
Item 22 - Calculation Of Performance Data      - Performance and Risk Information         - Performance and Risk Information
                                               - Schedule C                               - Schedule A

Item 23 - Financial Statements                 - Independent Public Accountants and       - Independent Public Accountants and
                                                 Financial Statements                       Financial Statements

                                THE GATEWAY TRUST
                        SUPPLEMENT DATED JANUARY 1, 1999
                                       TO
                          PROSPECTUS DATED MAY 1, 1998

================================================================================

The following material supplements the Prospectus dated May 1, 1998, for the Gateway Fund and the Gateway Small Cap Index Fund. This supplemental material addresses issues approved in a Special Meeting of the Shareholders of The Gateway Trust which was held on December 9, 1998, as well as certain changes to investment practices of the Gateway Fund which became effective September 28, 1998.

NEW DISTRIBUTION AND INVESTMENT ADVISORY ARRANGEMENTS PERTAINING ONLY TO THE GATEWAY FUND

Among the issues approved at the meeting were new distribution and investment advisory arrangements for the Gateway Fund. The new arrangements include a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, and a new Management Agreement with Gateway Investment Advisers, L.P., the Fund's investment adviser, which replaces the Investment Advisory Contract that had been in effect since December 15, 1995.

As a result of these new arrangements, the following changes affect portions of the Prospectus:

- Throughout the Prospectus and all accompanying material, all references to the words "no-load" and "100% no-load" pertaining to the Gateway Fund are deleted.

- The disclosure under "FUND OPERATING EXPENSES" on page 3 is qualified by the revisions to "FUND EXPENSES" on page 17, described below.

- The table titled "ANNUAL FUND OPERATING EXPENSES" on page 3 is replaced in its entirety by:

--------------------------------------------------------------------------------
                                                                     GATEWAY
                                                 GATEWAY FUND *     SMALL CAP
ANNUAL FUND OPERATING EXPENSES                                      INDEX FUND
--------------------------------------------------------------------------------
Management Fee (after waiver) ***                     0.74%             0.34%
12b-1 Fees **                                         0.19              0.00
Other Expenses                                        0.11              1.16
                                                      ----              ----
Total Fund Operating Expenses (after waiver)
 (The Fund's Expense Ratio)                           1.04%             1.50%
                                                      =====             =====

--------------------------------------------------------------------------------

     * The expense information for the Gateway Fund has been restated to reflect the current fees that would have been applicable had the new arrangements been in effect during the most recent fiscal year.

     ** Gateway Fund may pay distribution expenses of up to 0.50% of average annual net assets under a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. As a result of the Distribution Plan, long-term investors may pay more than the economic equivalent of the maximum sales charge permitted under the rules of the National Association of Securities Dealers. However any distribution expenses the Fund incurs will reduce, dollar for dollar, the Management Fee paid by the Fund. Thus, shareholders will not experience any increase in Total Fund Operating Expenses as a result of distribution expenses incurred.

     *** Waiver of 1997 Advisory Fee for Small Cap Index Fund. The investment advisory contract requires the Adviser to waive some or all of its advisory fees as necessary to limit the Small Cap Index Fund's expense ratio to an annual rate of 2.00% of its average daily net assets. Any contractual or voluntary waiver will not exceed the aggregate advisory fee payable by the Fund for the applicable year. In addition, the Adviser has voluntarily agreed to waive any remaining advisory fees to the extent the Fund's expense ratio exceeds 1.50%. The Adviser waived a portion of its advisory fees in 1997. The actual advisory fees and total annual fund operating expenses of the Fund in 1997 were 0.34% and 1.50%, respectively. Absent the waiver, the advisory fees and total annual fund operating expenses of the Fund in 1997 would have been 0.90% and 2.06%, respectively.

- The table appearing under the caption "EXAMPLE" on page 3 is replaced in its entirety by:

---------------------------------------------------
                                         GATEWAY
                       GATEWAY         SMALL CAP
                        FUND           INDEX FUND
---------------------------------------------------
One year                $  11            $  15
---------------------------------------------------
Three years                33               47
---------------------------------------------------
Five years                 57               82
---------------------------------------------------
Ten years                 126              179
---------------------------------------------------

- With respect to the Gateway Fund, the paragraph titled "ADVISORY FEES" on page 17 is replaced in its entirety by the following. With respect to the Gateway Small Cap Index Fund, the paragraph is unchanged.

         GATEWAY FUND
         ------------
         Under the Management Agreement approved by shareholders on December 9, 1998, and effective January 1, 1999, the Gateway Fund pays the Adviser a daily fee computed at (a) the annual rate of 0.925% of the average value of the daily net assets of the Fund, minus (b) the amount of the Fund's expenses incurred pursuant to its Distribution Plan. Under the Management Agreement, the Adviser bears certain expenses of the Fund, including expenses of printing and distributing all registration statements, prospectuses, and reports to current shareholders, costs of printing and transmitting reports to governmental agencies, and printing and mailing costs. In addition, during the term of the Management Agreement, as long as the Adviser provides transfer agency, fund accounting, and other services under the Services Agreement with the Trust dated January 1, 1998, the Adviser shall receive no separate compensation for such services with respect to the Gateway Fund.

- With respect to the Gateway Fund, the paragraphs under the caption "FUND EXPENSES" on page 17 are replaced in their entirety by the following. With respect to the Gateway Small Cap Index Fund, the paragraphs are unchanged.

         GATEWAY FUND
         ------------
         The Gateway Fund pays all of its ordinary business expenses with the exception of certain expenses that are borne by the Adviser pursuant to the Management Agreement. The expenses borne by the Adviser include: expenses of printing and distributing all Fund registration statements, prospectuses, and reports to current shareholders, costs of printing and transmitting reports to governmental agencies, and printing and mailing costs. In addition, during the term of the Management Agreement, as long as the Adviser provides transfer agency, fund accounting, and other services under the Services Agreement with the Trust dated January 1, 1998, the Adviser shall receive no separate compensation for such services with respect to the Gateway Fund. The Fund also reimburses the Adviser for compliance expenses. Ordinary business expenses of the Fund include but are not limited to the fees paid to the Adviser under the Management Agreement, expenses incurred under the Distribution Plan, custodial fees, brokerage commissions, expenses incurred in the registration of Fund shares with federal and state securities agencies, and the Fund's proportionate share of the collective general expenses of the Trust. Expenses applicable to more than one fund are either allocated on the basis of the number of shareholders or the net assets in each fund, including the Cincinnati Fund. These collective expenses include, but are not limited to, professional fees and insurance costs.

         Under the Distribution Plan approved by shareholders and effective January 1, 1999, the Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Fund regarding the Fund, that hold shares for shareholders in omnibus accounts or as shareholders of record, or that provide shareholder support or administrative services to the Fund and its shareholders;
         (b) expenses of maintaining personnel who engage in or support distribution; (c) costs of preparing, printing, and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund;
         (d) costs of formulating and implementing marketing and promotional activities; and (e) costs of preparing, printing, and distributing sales literature. The expenditures to be made by the Trust pursuant to the Distribution Plan and the basis upon which payment of such expenditures will be made is determined by the Trustees, but in no event may such expenditures exceed in any fiscal year an amount calculated at the rate of 0.50% of the average daily net asset value of the Fund. If the Distribution Plan had been in effect during 1997, estimated expenses under the Plan would have amounted to 0.19% of the average daily net asset value of the Fund.

SUPPLEMENTAL FINANCIAL INFORMATION

The following unaudited condensed financial information for the six months ended June 30, 1998, supplements the section titled "FINANCIAL HIGHLIGHTS" on pages 4 and 5. The 1998 Semi-Annual Report to shareholders should be read in conjunction with this condensed financial information. The 1998 Semi-Annual Report to shareholders is incorporated by reference in the Statement of Additional Information and is available from The Gateway Trust. The presentation is for a share outstanding throughout the period.

                         UNAUDITED FINANCIAL HIGHLIGHTS
                         SIX MONTHS ENDED JUNE 30, 1998

------------------------------------------------------------------------------------------------
                                                                                     GATEWAY
                                                                    GATEWAY         SMALL CAP
                                                                     FUND           INDEX FUND
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $18.85           $13.48
                                                                    --------           -------
Net investment income (loss)                                            0.06            (0.03)
Net gains on securities                                                 1.34             0.79
                                                                    --------           -------
   Total from investment operations                                     1.40             0.76
                                                                    --------           -------
Dividends from net investment income                                   (0.06)              --
   Total distributions                                                 (0.06)              --
                                                                    --------           -------
Net asset value, end of period                                        $20.19            $14.24
                                                                    ========           =======
TOTAL RETURN                                                            7.43%(1)          5.64%(1)
Net assets, end of period (thousands)                               $376,018           $17,014
Ratio of expenses to average net assets                                 1.00%(2)          1.50%(2)
Ratio of net investment income (loss) to average net assets             0.61%(2)         (0.47%)(2)
Portfolio turnover rate                                                    1%(1)            20%(1)
------------------------------------------------------------------------------------------------

        (1) Not annualized
        (2) Annualized

SUPPLEMENTAL MATERIAL REGARDING INVESTMENT PRACTICES (INITIALLY EFFECTIVE SEPTEMBER 28, 1998)

Historically, the Gateway Fund (the "Fund") sold call options exclusively on the S&P 100 Index. To better serve the Fund, the investment adviser may now sell call options on various additional indexes such as the S&P 500 Index. Accordingly, the Prospectus has been modified as follows:

- "GATEWAYFUND", page 1, the third sentence of paragraph 2 is amended, as highlighted, to read as follows:
                  The Fund also sells INDEX call options on the S&P 100 Index, THE S&P 500 INDEX, AND OTHER STOCK INDEXES, and as the seller, receives cash from the purchasers of the options.

- "GATEWAY FUND, INVESTMENT PRACTICES:", page 20, the first sentence of paragraph 1 is amended, as highlighted, to read as follows:
                  The Fund attempts to achieve its investment objective primarily by investing in the 100 stocks included in the S&P 100 Stock Index (the "100 Index") and by selling INDEX call options.

- "GATEWAY FUND, INVESTMENT PRACTICES:", page 20, the first sentence of paragraph 2 is amended, as highlighted, to read as follows:
                  When the Fund sells INDEX call options, it receives cash from the purchasers of the options.

- "SELLING INDEX CALL OPTIONS", page 21, the first sentence of paragraph 1 is amended, as highlighted, to read as follows:
                  The Gateway Fund regularly sells INDEX call options.

PROSPECTUS

May 1, 1998

GATEWAY FUND
       The Gateway Fund (previously known as the Gateway Index Plus Fund) seeks a high total return at a reduced level of risk. The Fund is designed for conservative investors whose investment objective is to maximize total rate of return over the long term.
       The Fund invests in the 100 stocks included in the S&P 100 Stock Index. The Fund's portfolio duplicates the composition of the S&P 100 Index. The Fund also sells call options on the S&P 100 Index and, as the seller, receives cash from the purchasers of the options. By selling index options, the Fund attempts to earn a greater total return over the long term than it would earn by investing only in the stocks in the S&P 100 Index. Selling call options reduces the risk of owning stocks, but limits the opportunity to profit from an increase in the market value of stocks. The Fund occasionally buys index put options in an attempt to protect the Fund from a significant market decline in a short period of time. The value of a put option generally increases as stock prices decrease.

GATEWAY SMALL CAP INDEX FUND
       The Small Cap Index Fund designed for a more aggressive investor, seeks long-term growth of capital. The Fund invests in the 250 stocks included in the Wilshire Small Cap Index. The Fund's portfolio generally parallels the composition of the Wilshire Small Cap Index. The Wilshire Small Cap Index consists of the common stock of 250 companies with a median market capitalization of approximately $775 million, selected to reflect the general characteristics and performance profile of small companies. At times, the Fund may purchase index put options to reduce the risk of principal loss and may also buy index call options to increase the potential for gain.

RISK FACTORS RELATED TO INDEX OPTION TRANSACTIONS
       Option transactions on securities indexes involve risks not generally associated with investments in stocks. The sale of call options limits a fund's opportunity to profit from an increase in the market value of the underlying index. The purchase of options involves the risk of loss of all or part of the cash paid for the options. The use of options to protect a fund's portfolio will not fully protect the fund against declines in the value of its portfolio. A fund could experience a loss on both its portfolio securities and the options used to hedge these securities. Unusual market conditions, the lack of a ready market for any particular option at a specific time, or restrictions imposed by regulatory agencies may adversely affect a fund's hedging strategy. Additional information about various risk factors and each fund's investment practices, strategies, and restrictions is located on pages 20 through 23 of this Prospectus.

THE GATEWAY FAMILY OF MUTUAL FUNDS
       Each fund is a series of The Gateway Trust ("Trust"). This Prospectus sets forth concisely the information about the funds that you should know before investing. You should keep it for future reference. Additional information has been filed with the Securities and Exchange Commission (the "SEC") and is included in the Statement of Additional Information (the "SAI") of The Gateway Trust dated May 1, 1998. The SAI is incorporated herein by reference. You can obtain more information about the funds or free copies of the SAI by writing or calling: THE GATEWAY TRUST, P. O. BOX 5211, CINCINNATI, OH 45201-5211, (800) 354-6339. The SEC maintains a Web Site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE SHARES OF ANY MUTUAL FUND. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS

FEES AND EXPENSES                                  ---    All Gateway funds are 100% no-load.  There are no sales charges,
                                                          12b-1 fees, redemption fees, or annual account charges when you invest in a Gateway fund.

FINANCIAL HIGHLIGHTS                               ---    Tables displaying financial information for each fund.

HOW TO OPEN A GATEWAY ACCOUNT                      ---    New investors can open an account by mail or by telephone.

HOW TO PURCHASE ADDITIONAL SHARES                  ---    Shares may be purchased by check, by wire transfer, or by automatic withdrawals from your bank account.

HOW TO REDEEM SHARES                               ---    Redemption requests can be made by mail or by telephone.

ADDITIONAL SHAREHOLDER INFORMATION                 ---    Additional information about buying and selling shares.

GATEWAY PERFORMANCE                                ---    Total return information.

EXPLANATION OF INVESTMENT TERMS                    ---    Glossary of investment terms.

GATEWAY FUND INFORMATION                           ---    Graphs and tables showing fund performance, risk/reward and top ten holdings for the Gateway Fund.


GATEWAY SMALL CAP INDEX FUND INFORMATION           ---    Graph and tables showing fund performance and top ten holdings for the Small Cap Index Fund.

PORTFOLIO MANAGER PROFILE                          ---    Profile of the portfolio manager.

DIVIDENDS AND DISTRIBUTIONS                        ---    Investors may reinvest their dividends and distributions at no charge.

ABOUT THE INVESTMENT ADVISER                       ---    Gateway Investment Advisers, L.P. provides investment advisory services to each fund.

HOW FUND SHARES ARE PRICED                         ---    Fund share prices are available 24 hours a day by calling (800)
                                                          354-6339.

TAXES                                              ---    Tax information will be reported to you on Form 1099.

INVESTMENT PRACTICES                               ---    An explanation of the investment practices, risk factors and strategies employed by each fund.

INVESTMENT RESTRICTIONS                            ---    Each fund has adopted certain investment restrictions.

GENERAL INFORMATION/THE GATEWAY TRUST              ---    Additional information on The Gateway Trust and its Trustees.

FEES AND EXPENSES

THE GATEWAY FAMILY OF MUTUAL FUNDS IS 100% NO-LOAD. YOU DO NOT PAY ANY SALES CHARGES WHEN YOU INVEST IN A GATEWAY FUND.

SHAREHOLDER TRANSACTION EXPENSES
       The Gateway family of funds does not charge a fee for purchases, exchanges, or redemptions. All Gateway funds are 100% no-load.

                                                                       Small Cap
          Shareholder Transaction Expenses  Gateway                   Index Fund
          --------------------------------  -------                   ----------
                                             Fund
                                             ----
          Maximum Sales Load on Purchase     None                      None
          Maximum Sales Load on
               Reinvested Dividends          None                      None
          Deferred Sales Load                None                      None
          Redemption Fee                     None                      None
          Exchange Fee                       None                      None

       The custodian for the Gateway funds charges $10 for each wire transfer.

FUND OPERATING EXPENSES
       Annual fund operating expenses are paid from a fund's assets. Each fund pays an advisory fee to Gateway Investment Advisers, L.P. (the "Adviser"). Each fund also pays other expenses for services such as maintaining shareholder records and furnishing shareholder statements and fund reports. A fund's expenses are factored into its share price each day and are not charged directly to shareholder accounts. The numbers in the following table are calculated as percentages of average net assets.

                                                           Gateway           Small Cap
          Annual Fund Operating Expenses                    Fund            Index Fund
          ------------------------------                    ----            ----------
          Advisory Fees (after waiver)                      0.69%             0.34%
          12b-1 Fees                                        0.00              0.00
          Other Expenses                                    0.38              1.16
                                                            ----              ----
          Total Fund Operating Expenses (after waiver)      1.07%             1.50%
                                                            =====             =====

          (The Fund's Expense Ratio)

EXAMPLE
       Assume that each fund's annual return is 5% and its operating expenses are exactly as previously described in the Annual Fund Operating Expenses table. For every $1,000 you invested, the table below shows the amount of expenses you would incur if you sold your shares after the number of years indicated. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                        Gateway                    Small Cap
                         Fund                     Index Fund
                         ----                     ----------
           1 year          $11                         $15
           3 years          34                          47
           5 years          59                          82
          10 years         130                         179

       The purpose of these tables is to assist you in understanding the direct and indirect costs and expenses you will bear as a fund shareholder.


WAIVER OF 1997 ADVISORY FEE FOR SMALL CAP INDEX FUND. The investment advisory contract requires the Adviser to waive some or all of its advisory fees as necessary to limit the Small Cap Index Fund's expense ratio to an annual rate of 2.00% of its average daily net assets. Any contractual or voluntary waiver will not exceed the aggregate advisory fee payable by the Fund for the applicable year. In addition, the Adviser has voluntarily agreed to waive any remaining advisory fees to the extent the Fund's expense ratio exceeds 1.50%. The Adviser waived a portion of its advisory fees in 1997. The actual advisory fees and total annual fund operating expenses of the Fund in 1997 were 0.34% and 1.50%, respectively. Absent the waiver, the advisory fees and total annual fund operating expenses of the Fund in 1997 would have been 0.90% and 2.06%, respectively.

5


FINANCIAL HIGHLIGHTS

       The following condensed financial information for the eight years ended December 31, 1997, has been audited by Arthur Andersen LLP, independent public accountants. Other independent public accountants audited the condensed financial information for the years ended December 31, 1988 and December 31, 1989. The audit report on the 1997 financial statements should be read in conjunction with this condensed financial information. The audit report on the 1997 financial statements is incorporated by reference in the SAI and is available from the Trust. The presentation is for a share outstanding throughout each period.

GATEWAY FUND                                                               Year Ended December 31,
                                                    -------------------------------------------------------------
                                                       1997        1996       1995(3)       1994        1993
                                                    -------------------------------------------------------------
Net asset value, beginning of year                    $18.48      $16.91      $15.48       $15.85      $15.51
                                                      ------      ------      ------       ------      ------
Net investment income                                   0.18        0.21        0.24         0.26        0.26
Net gains on securities                                 2.09        1.56        1.46         0.61        0.88
                                                      ------      ------      ------       ------      ------
   Total from investment operations                     2.27        1.77        1.70         0.87        1.14
                                                      ------      ------      ------       ------      ------

Dividends from net investment income                   (0.18)      (0.20)      (0.24)       (0.27)      (0.26)
Distributions from capital gains                       (1.72)       0.00        0.00        (0.86)      (0.47)
Distributions in excess of realized
   capital gains                                        0.00        0.00       (0.03)       (0.11)      (0.07)
                                                        ----
Returns of capital                                      0.00        0.00        0.00         0.00        0.00
                                                      ------      ------      ------       ------      ------
   Total distributions                                 (1.90)      (0.20)      (0.27)       (1.24)      (0.80)
                                                      ------      ------      ------       ------      ------

Net asset value, end of year                          $18.85      $18.48      $16.91       $15.48      $15.85
                                                      ------      ------      ------       ------      ------

TOTAL RETURN                                           12.35%      10.53%      11.04%        5.57%       7.40%

Net assets, end of year  (thousands)                $255,458    $194,363    $176,220     $164,651    $207,176

Ratio of expenses to average net assets                 1.07%       1.14%       1.19%        1.21%       1.11%
Ratio of net investment income to average
   net assets                                           0.90%       1.18%       1.51%        1.54%       1.58%
Portfolio turnover rate                                   82%         17%          5%           4%         17%
Average commission per share                         $0.0271     $0.0335         -- (4)       -- (4)     --  (4)
-----------------------------------------------------------------------------------------------------------------



GATEWAY FUND                                                       Year Ended December 31,
                                                    ------------------------------------------------------------
                                                      1992       1991        1990       1989       1988
                                                    ------------------------------------------------------------
Net asset value, beginning of year                    $15.24    $13.64       $15.49    $13.67      $11.60
                                                      ------    ------       ------    ------      ------
Net investment income                                   0.27      0.31         0.41      0.33        0.23
Net gains on securities                                 0.51      2.10         1.15      2.29        2.05
                                                      ------    ------       ------    ------      ------
   Total from investment operations                     0.78      2.41         1.56      2.62        2.28
                                                      ------    ------       ------    ------      ------

Dividends from net investment income                   (0.28)    (0.30)       (0.41)    (0.37)      (0.21)
Distributions from capital gains                       (0.23)    (0.51)       (3.00)    (0.35)       0.00
Distributions in excess of realized
   capital gains                                        0.00      0.00         0.00      0.00        0.00

Returns of capital                                      0.00      0.00         0.00     (0.08)       0.00
                                                      ------    ------       ------    ------      ------
   Total distributions                                 (0.51)    (0.81)       (3.41)    (0.80)      (0.21)
                                                      ------    ------       ------    ------      ------

Net asset value, end of year                          $15.51    $15.24       $13.64    $15.49      $13.67
                                                      ------    ------       ------    ------      ------

TOTAL RETURN                                            5.15%    17.80%       10.32%    19.45%      19.76%

Net assets, end of year  (thousands)                $212,947   $81,368      $38,084   $31,509     $27,338

Ratio of expenses to average net assets                 1.11%     1.22%        1.34%     1.40%       2.08%(2)
Ratio of net investment income to average
   net assets                                           1.96%     2.17%        2.59%     2.21%       1.75%(2)
Portfolio turnover rate                                   15%       31%          79%       30%         10%
Average commission per share                             --  (4)    -- (4)       -- (4)    -- (4)      -- (4)
----------------------------------------------------------------------------------------------------------------

Additional information about the performance of each Gateway fund is contained in 1997 Annual Reports to shareholders of the Gateway funds. Annual Reports for 1997 may be obtained without charge by writing THE GATEWAY TRUST, P. O. BOX 5211, CINCINNATI, OH 45201-5211 or by calling (800) 354-6339.

-------------------------------------------------------------------------------------------------------------------------------

GATEWAY SMALL CAP INDEX FUND                             Year Ended    Year Ended    Year Ended    Year Ended   From 6/16/93 to
                                                         12/31/97      12/31/96     12/31/95(3)    12/31/94       12/31/93
                                                      ------------------------------------------------------------------------
Net asset value, beginning of period                       $12.06      $11.05         $ 9.63        $10.35         $10.00
                                                           ------      ------         ------        ------         ------
Net investment income (loss)                                (0.02)       0.01           0.03         (0.02)          0.04
Net gains or losses on securities                            2.51        1.87           2.07         (0.60)          0.61
                                                             ----        ----        -------      ---------       -------
     Total from investment operations                        2.49        1.88           2.10         (0.62)          0.65
                                                             ----        ----        -------      ---------       -------

Dividends from net investment income                        (0.00)      (0.01)         (0.01)        (0.00)         (0.04)
Distributions from capital gains                            (1.07)      (0.86)         (0.67)        (0.10)         (0.26)
                                                            ------      ------       --------      --------       --------
     Total distributions                                    (1.07)      (0.87)         (0.68)        (0.10)         (0.30)
                                                            ------      ------       --------      --------       --------
Net asset value, end of period                             $13.48      $12.06         $11.05        $ 9.63         $10.35
                                                           ======      ======         ======        ======         ======

TOTAL RETURN                                                20.64%      17.04%         21.81%        (5.99%)         6.50%(1)

Net assets, end of period (thousands)                     $15,811     $10,921         $9,418        $9,657        $13,002
Ratio of net expenses to average net assets                  1.50%       1.50%          1.68%         2.00%          1.92%(2)
Ratio of net investment income (loss) to average net
assets                                                      (0.19%)      0.03%          0.09%        (0.14%)         0.98%(2)
Portfolio turnover rate                                        32%         20%            20%           39%             3%(1)
Average commission per share                              $0.0401     $0.0371           --  (4)        -- (4)          -- (4)
------------------------------------------------------------------------------------------------------------------------------

(1)  Not annualized
(2) The ratios of net expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased 0.13% for the Gateway Fund in 1988 and 0.08% for the Small Cap Index Fund in 1993 had the Adviser not voluntarily waived fees. The 1993 ratios for the Small Cap Index Fund are annualized.
(3) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser to the funds.
(4) Disclosure of average commission per share was not required prior to the year ended December 31, 1996.

HOW TO OPEN A GATEWAY ACCOUNT

GATEWAY FUNDS ARE AVAILABLE TO INDIVIDUALS, IRAS, TRUSTS, AND PENSION PLANS.

OPENING A NEW ACCOUNT
       You may open an account by mail or by telephone. Generally, the minimum initial investment is $1,000 (or $500 for an IRA account) in any fund. At its discretion, the Trust may waive these minimums for investments made by employer-sponsored qualified retirement plans or through automatic investment programs. No sales commission is charged by the Gateway funds for purchases or redemptions of fund shares. Your purchase will be based on the closing share price of the fund as next determined after your request has been received in good order. (See "How Fund Shares Are Priced" on page 18.)
       After your purchase you will receive a confirmation statement showing the value of your account. Certificates are not issued for fund shares.

BY MAIL
       To open your account by mail, please complete and sign the New Account Application which accompanies this Prospectus. The application has instructions to assist you. Please indicate the amount of your investment in each Gateway fund. When you have completed the application, please mail it to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P.O. BOX 5211, CINCINNATI, OH 45201-5211.
       Please include your check or money order payable to THE GATEWAY TRUST with your application.

BY TELEPHONE

       To open your account by telephone, you must wire your investment to The Gateway Trust. Please call Gateway shareholder services at (800) 354-6339 for instructions.
       See Page 9 for additional information about wire transfers and telephone instructions.

OPENING A NEW IRA ACCOUNT/TRANSFERRING AN EXISTING IRA
         To open a new IRA in a Gateway fund, please call Gateway shareholder services at (800) 354-6339 to obtain the appropriate IRA Account Application and IRA Agreement and Disclosure Statement. To transfer an existing IRA from a bank or other mutual fund to your Gateway IRA, you must complete the appropriate IRA Transfer Form in addition to the IRA Account Application. To transfer or roll over funds from an employer-sponsored plan such as a 401(k) plan, please call Gateway shareholder services at (800) 354-6339 for instructions. GATEWAY IRAS ARE FREE OF ANY ANNUAL CHARGES OR TRANSACTION FEES.

OPENING A TRUST/PENSION PLAN ACCOUNT
       To open a trust account in a Gateway fund, please complete the New Account Application. In the registration section, give the full legal name of the trust. Pension plans may invest in a Gateway fund by completing the New Account Application.

OPENING A UNIFORM GIFT TO MINORS ACT ACCOUNT
       To open a Gateway account for a minor (typically used for educational savings plans), please complete the UGMA/UTMA section of the New Account Application. Be sure to include the minor's social security number.

HOW TO PURCHASE ADDITIONAL SHARES


THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100.

       You may add to your Gateway account at any time by choosing one of the following purchase options. The minimum amount for an additional investment in any fund is $100. Your purchase will be based on the closing share price of the fund as next determined after your request has been received in good order. (See "How Fund Shares Are Priced" on page 18.)
       After each purchase you will receive a confirmation statement showing the value of your account. Certificates are not issued for fund shares.

BY MAIL
       The most common way of purchasing additional shares in a Gateway fund is by mail. Please send your check or money order and an Additional Investment Form in a prepaid envelope. Additional Investment Forms and prepaid envelopes are included with each confirmation statement, quarterly report, and periodic newsletter sent to you. Please make all checks or money orders payable to THE GATEWAY TRUST and mail to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.

BY TELEPHONE
       To avoid any mail delay, you may call Gateway shareholder services at
       (800) 354-6339 to arrange a purchase by wire. See Page 9 for additional information about wire transfers and telephone instructions.

BY AUTOMATIC INVESTMENT PROGRAM
       Gateway's Automatic Investment Program is a convenient way to make regularly scheduled purchases in your existing Gateway account. When you use the program, funds are electronically transferred from your bank account to Gateway and additional shares are then purchased for your account. This service is available on a monthly or quarterly basis with a minimum of $100 per transfer. GATEWAY DOES NOT CHARGE ANY FEE FOR USE OF THE AUTOMATIC INVESTMENT PROGRAM. Please call Gateway shareholder services at (800) 354-6339 for instructions.

BY EXCHANGE FROM ANOTHER GATEWAY FUND
       To purchase shares by exchanging from another Gateway fund, please call Gateway shareholder services at (800) 354-6339 for instructions. The exchange will be based on the closing share prices for the funds involved in the exchange as next determined after your request has been received in good order. (See "How Fund Shares Are Priced" on page 18.)
       The Trust does not charge any fee for exchanges between Gateway funds. Generally, an exchange between funds is a taxable event. State securities laws may restrict your ability to make exchanges. The Trust reserves the right to temporarily or permanently terminate the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. You will receive advance written notice that the Trust intends to limit your use of the exchange privilege. The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect any Gateway fund involved in the exchange.

HOW TO REDEEM SHARES


INVESTORS MAY REDEEM SHARES BY WRITING OR CALLING GATEWAY.

       You may redeem shares from your Gateway account at any time by choosing one of the following options. Your redemption will be based on the closing share price of the fund as next determined after your request is received in good order. (See "How Fund Shares Are Priced" on page 18.)
       The proceeds from your redemption will be mailed or wired, depending on the method of redemption and your instructions. Normally the proceeds will be sent on the following business day. Payments to shareholders who have purchased shares by check will not be made until the purchase check has cleared, which could take up to fifteen days.

BY MAIL
       Redemption requests made in writing should be sent to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.
       Each redemption request should include a letter of instruction specifying the fund and the number of fund shares or dollar amount to be redeemed and should be signed by all owners of the shares exactly as their names appear on the account. In certain cases, other supporting legal documents may be required. A check for the redemption proceeds will be mailed to the address shown on your account.
       A signature guarantee is not usually required. However, a signature guarantee is required under certain circumstances, including redemptions involving payment to persons other than the record owner(s) of the shares. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics cannot guarantee your signature.

BY TELEPHONE
       Unless you have declined telephone exchange and/or redemption privileges, you may redeem your shares by calling Gateway shareholder services at (800) 354-6339. If you redeem your shares by telephone, the redemption proceeds will be paid by check to the owner(s) of the shares shown on Gateway's records and mailed to the address shown on Gateway's records for your account. Redemption proceeds can be sent by wire if you completed the wire transfer instructions in your original New Account Application or you have sent separate wire transfer instructions to Gateway. Separate wire transfer instructions must be signed by all owners of the shares exactly as their names appear on the account, and the signatures must be guaranteed. The telephone redemption procedure is not available for IRAs.

SYSTEMATIC WITHDRAWAL PROGRAM
       If the value of your account is at least $5,000, you can arrange for systematic quarterly or monthly withdrawals in the amount of $100 or more. Please call Gateway shareholder services at (800) 354-6339 to make arrangements to use this program.
       See Page 9 for additional information about redemptions and telephone instructions.

ADDITIONAL SHAREHOLDER INFORMATION

FEES CHARGED BY YOUR BROKER OR BANK
       If you buy or sell shares of a Gateway fund through a broker, the broker may charge you additional fees and expenses. If you buy shares through a wire transfer, The Gateway Trust will not charge you for the wire. Your financial institution may charge you for this service or for transfers from your bank account to a Gateway fund through the Automatic Investment Program. If you redeem shares through a wire transfer, the Trust's custodian will assess a wire charge of $10. Your financial institution may also charge you for receiving a wire transfer of redemption proceeds.

ADDITIONAL IRA INFORMATION
       For information about redeeming shares from an IRA, please call Gateway shareholder services at (800) 354-6339. More detailed information about transfers to and distributions from an IRA is set forth in the IRA Agreement and Disclosure Statement.

TELEPHONE TRANSACTIONS
       The Gateway Trust will not be liable for any damages resulting from following instructions received by telephone that it reasonably believes to be genuine. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine. All shareholders of the Gateway funds have telephone redemption and exchange privileges unless the shareholder has specifically declined these privileges. If you do not wish to have telephone privileges for your account, you must mark the appropriate section on the New Account Application or notify the Trust in writing. To protect shareholders who have telephone privileges, the Trust follows certain procedures, including requiring a form of personal identification before acting upon telephone instructions, making redemption checks requested by telephone payable only to the owner(s) of the account shown on the Trust's records, mailing such redemption checks only to the account address shown on the Trust's records, directing wire redemptions requested by telephone only to the bank account shown on the Trust's records, providing written confirmation of all transactions, and normally tape recording any instructions received by telephone.

REDEMPTIONS BY THE TRUST
       The Gateway Trust reserves the right to reject any investment at any time. The Trust also reserves the right to redeem your account(s) under certain circumstances. You will receive written notice at least 60 days prior to the redemption of your account(s) by the Trust. The Trust may redeem your account(s) when the aggregate value of your account(s) falls below $800 (other than as a result of market action) unless you purchase additional shares to increase the value of your account(s) to at least $1,000 before the end of the 60-day period. The Trust will redeem your account(s) if you do not provide a valid U. S. social security number or taxpayer identification number or other requested documents before the end of the 60-day period. The Trustees of The Gateway Trust can terminate any series of the Trust upon written notification to the shareholders of the applicable series.

ADDITIONAL REDEMPTION INFORMATION
       Redemption proceeds will be sent to you no later than five business days after your request is received in good order. The right of redemption may be suspended in certain circumstances, such as the closing of the New York Stock Exchange for a period other than weekends or normal holidays.

GATEWAY PERFORMANCE

GATEWAY HAS BECOME AN INDUSTRY LEADER IN PROVIDING PROSPECTIVE INVESTORS AND EXISTING SHAREHOLDERS WITH COMPLETE INFORMATION ON ITS NO-LOAD FUNDS.

       It is important for you to understand completely the risks as well as the potential rewards of each Gateway fund before investing. The tables and graphs appearing in this section of the Prospectus are designed to help you understand these risks and rewards and should be studied carefully. A brief description of each table and graph, as well as its significance, is included on the following pages. For a more complete explanation see the SAI.

YEAR-BY-YEAR TOTAL RETURNS SINCE INCEPTION

               Gateway
               -------      Gateway Small         S&P 500              Wilshire           Lehman Gov't/Corp
                 Fund       Cap Index Fund      Stock Index            Small Cap              Bond Index
                 ----           ----------      -----------              Index                ----------
                                                                         -----
1997            12.35%         20.64%             33.36%                 26.76%                  9.75%
1996            10.53          17.04              22.96                  19.97                   2.91
1995            11.04          21.81              37.58                  26.58                  19.24
1994             5.57          (5.99)              1.32                  (3.09)                 (3.52)
1993             7.40           6.50*             10.08                  12.92                  11.02
1992             5.15                              7.62                                          7.58
1991            17.80                             30.47                                         16.13
1990            10.32                             (3.11)                                         8.28
1989            19.45                             31.69                                         14.23
1988            19.76                             16.52                                          7.58
1987            (5.65)                             5.05                                          2.29
1986            12.69                             18.51                                         15.62
1985            15.89                             31.57                                         21.30
1984             4.04                              6.10                                         15.02
1983            14.80                             22.47                                          8.00
1982             9.46                             21.40                                         31.09
1981             4.59                             (5.05)                                         7.26
1980            16.50                             32.33                                          3.06
1979            15.37                             18.20                                          2.30
1978             5.90                              6.40                                          1.19


*June 16, 1993 to December 31, 1993

COMPARATIVE PERFORMANCE INFORMATION
       Each Gateway fund may compare its performance to various indexes, such as the S&P 500 Index. Each Gateway fund may also compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc. and Value Line Mutual Fund Survey, or by other financial publications.

                                            AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                                   -------------------------------------------    --------------------------------------------


                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS   5 YEARS      10 YEARS
                                   -------------------------------------------    --------------------------------------------
Gateway Fund                        12.35%      11.30%    9.35%       11.82%       12.35%     37.88%      56.33%      205.56%

Gateway Small Cap Index Fund        20.64       19.81      N/A          N/A        20.64      72.00         N/A          N/A

S&P 100 Index                       30.01       31.74    21.14        17.68        30.01     128.66      160.83       409.54

Wilshire Small Cap Index            26.76       24.39      N/A          N/A        26.76      92.49         N/A          N/A
S&P 500 Index                       33.36       31.15    20.27        18.04        33.36     125.60      151.61       425.23
Lehman Gov't/Corp Bond Index         9.75       10.43     7.61         9.15         9.75      34.67       44.30       139.98
Consumer Price Index                 2.02        2.63     2.66         3.44         2.02       8.09       14.03        40.22

* For periods ended December 31, 1997

EXPLANATION OF INVESTMENT TERMS

         TOTAL RETURN is the change in the value of an investment in a fund over a given period, assuming reinvestment of distributions.
         A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time.
         An AVERAGE ANNUAL TOTAL RETURN is a rate of return that, if achieved consistently throughout a given period, would produce a cumulative total return equal to that actually achieved by the fund over the same period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
         STANDARD DEVIATION is a statistical measure of volatility. It measures the expected change in the value of a fund or a market index such as the S&P 500 Index. A fund with an expected return of 10% and a standard deviation of 15% would be expected to show returns of -5% to +25% in two out of every three years. Volatility is often used as a measure of risk. A lower standard deviation implies lower volatility.
         BETA is a measure of a fund's volatility relative to an appropriate index. It measures how much the value of a fund fluctuates compared to the index. As an example, the S&P 500 Index has a beta of 1.0. Any stock mutual fund with a beta greater than 1.0 is more volatile than the stock market, and any fund with a beta lower than 1.0 is less volatile than the stock market as represented by the S&P 500 Index.
         RISK of an investment is very important for investors to understand. The Trustees of The Gateway Trust are concerned that some investors may purchase mutual funds without an appreciation for the risk they have assumed. The tables and charts presented in this document measure risk in four ways: beta, standard deviation, number of negative periods experienced by the fund, and the worst total return in one of those periods. Each measure of risk is more fully described in the SAI.
         The S&P 100 INDEX is an unmanaged index of 100 common stocks with a market capitalization range of $980 million to $240 billion. The performance of this index assumes reinvestment of all dividends paid on the stocks in the index.
         The S&P 500 INDEX is a widely recognized measure of performance for the stock market. The S&P 500 figures represent the prices of an unmanaged index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.
         The WILSHIRE SMALL CAP INDEX is an unmanaged index of 250 common stocks with a market capitalization range of $39 million to $3.2 billion. The performance of this index assumes reinvestment of all dividends paid on the stocks in the index.
         The LEHMAN GOVERNMENT/CORPORATE BOND INDEX is a widely recognized measure of performance for the bond market representing an unmanaged index of selected government and corporate bonds. The Lehman Index figures assume reinvestment of all distributions paid on the bonds in the index. As of December 31, 1997, the average maturity of this index was 10.07 years.
         The CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U. S. government.
         U. S. TREASURY BILLS are negotiable debt obligations of the U. S. government. Since they are secured by the full faith and credit of the government, they are regarded as risk-free investments. Treasury bills are short-term securities with maturities of one year or less.

GATEWAY FUND INFORMATION

GROWTH OF A $10,000 INVESTMENT
------------------------------

(Insert Chart Here)

Gateway Fund Plot Points - Growth of $10,000 Chart

                     Gateway Fund           S&P 500          Lehman Gov't/Corp      U.S. T-Bills
                                                                 Bond Index
                       $10,000.00        $10,000.00              $10,000.00          $10,000.00
         Jan-88        $10,370.69        $10,420.00              $10,343.00          $10,029.42
         Feb-88        $10,646.55        $10,904.53              $10,461.94          $10,075.11
         Mar-88        $10,611.96        $10,571.94              $10,358.37          $10,119.52
         Apr-88        $10,802.39        $10,682.95              $10,298.29          $10,166.23
         May-88        $11,001.47        $10,768.41              $10,229.29          $10,217.60
         Jun-88        $11,200.62        $11,263.76              $10,460.48          $10,267.18
         Jul-88        $11,330.96        $11,224.33              $10,400.85          $10,319.26
         Aug-88        $11,252.76        $10,848.32              $10,427.89          $10,380.53
         Sep-88        $11,618.04        $11,314.80              $10,664.61          $10,444.55
         Oct-88        $11,792.49        $11,620.30              $10,853.37          $10,508.27
         Nov-88        $11,862.27        $11,451.80              $10,725.30          $10,567.77
         Dec-88        $11,975.89        $11,652.21              $10,761.77          $10,634.78
         Jan-89        $12,300.03        $12,505.15              $10,904.90          $10,693.42
         Feb-89        $12,326.31        $12,193.77              $10,822.02          $10,758.98
         Mar-89        $12,344.49        $12,477.89              $10,879.38          $10,831.13
         Apr-89        $12,635.26        $13,125.49              $11,110.02          $10,904.22
         May-89        $12,776.24        $13,657.07              $11,383.33          $10,990.07
         Jun-89        $12,829.01        $13,579.23              $11,754.42          $11,068.02
         Jul-89        $13,218.84        $14,805.43              $11,998.92          $11,145.00
         Aug-89        $13,422.62        $15,095.62              $11,812.93          $11,227.38
         Sep-89        $13,538.12        $15,034.33              $11,864.91          $11,300.87
         Oct-89        $13,680.63        $14,685.23              $12,165.09          $11,377.32
         Nov-89        $14,010.18        $14,984.81              $12,274.58          $11,455.43
         Dec-89        $14,304.71        $15,344.45              $12,292.99          $11,524.96
         Jan-90        $13,806.03        $14,314.22              $12,124.58          $11,590.30
         Feb-90        $14,129.24        $14,498.59              $12,151.25          $11,656.12
         Mar-90        $14,591.09        $14,882.80              $12,152.46          $11,731.20
         Apr-90        $14,656.10        $14,510.95              $12,040.66          $11,811.83
         May-90        $15,111.21        $15,925.63              $12,389.84          $11,891.81
         Jun-90        $15,176.48        $15,818.13              $12,590.56          $11,966.14
         Jul-90        $15,241.85        $15,767.35              $12,746.68          $12,047.17
         Aug-90        $14,616.12        $14,341.98              $12,561.85          $12,126.34
         Sep-90        $14,476.52        $13,643.96              $12,666.12          $12,198.90
         Oct-90        $14,504.70        $13,585.84              $12,834.57          $12,282.08
         Nov-90        $15,350.18        $14,464.02              $13,114.37          $12,351.48
         Dec-90        $15,780.93        $14,867.14              $13,312.40          $12,425.46
         Jan-91        $16,370.98        $15,514.60              $13,461.49          $12,489.78
         Feb-91        $16,625.51        $16,624.20              $13,577.26          $12,549.32
         Mar-91        $16,787.66        $17,026.84              $13,670.95          $12,604.43
         Apr-91        $16,834.16        $17,067.20              $13,828.16          $12,671.67
         May-91        $17,159.68        $17,803.47              $13,893.15          $12,731.49
         Jun-91        $17,066.79        $16,987.90              $13,877.87          $12,784.60
         Jul-91        $17,405.55        $17,779.70              $14,052.73          $12,847.04
         Aug-91        $17,709.27        $18,200.90              $14,375.95          $12,906.27
         Sep-91        $17,813.76        $17,896.40              $14,676.40          $12,965.10
         Oct-91        $18,072.06        $18,136.93              $14,807.02          $13,020.15


         Nov-91        $17,826.28        $17,406.19              $14,955.09          $13,071.13
         Dec-91        $18,589.24        $19,396.94              $15,459.68          $13,120.69
         Jan-92        $18,552.62        $19,035.58              $15,230.88          $13,165.19
         Feb-92        $18,760.04        $19,282.09              $15,311.60          $13,202.41
         Mar-92        $18,760.04        $18,907.05              $15,227.39          $13,246.98
         Apr-92        $18,980.66        $19,461.97              $15,318.75          $13,290.02
         May-92        $19,041.97        $19,557.72              $15,615.93          $13,326.68
         Jun-92        $19,103.28        $19,266.71              $15,845.49          $13,369.34
         Jul-92        $19,287.82        $20,053.75              $16,251.13          $13,410.48
         Aug-92        $19,287.82        $19,643.25              $16,395.77          $13,445.41
         Sep-92        $19,361.69        $19,874.06              $16,618.75          $13,480.01
         Oct-92        $19,398.86        $19,942.62              $16,364.48          $13,510.82
         Nov-92        $19,683.25        $20,621.67              $16,349.75          $13,542.52
         Dec-92        $19,545.86        $20,874.70              $16,630.97          $13,580.75
         Jan-93        $19,760.09        $21,049.21              $16,993.53          $13,612.46
         Feb-93        $19,911.25        $21,336.11              $17,346.99          $13,642.53
         Mar-93        $19,848.33        $21,786.30              $17,405.97          $13,677.15
         Apr-93        $19,886.24        $21,259.73              $17,540.00          $13,709.59
         May-93        $20,088.68        $21,828.43              $17,531.23          $13,739.31
         Jun-93        $20,202.59        $21,892.38              $17,929.19          $13,774.18
         Jul-93        $20,316.93        $21,804.38              $18,043.93          $13,807.26
         Aug-93        $20,596.70        $22,631.63              $18,458.94          $13,841.84
         Sep-93        $20,507.72        $22,458.05              $18,523.55          $13,877.30
         Oct-93        $20,699.26        $22,922.71              $18,599.50          $13,907.97
         Nov-93        $20,775.85        $22,704.25              $18,389.32          $13,942.61
         Dec-93        $20,992.96        $22,978.75              $18,470.23          $13,974.17
         Jan-94        $21,350.56        $23,760.02              $18,747.29          $14,009.15
         Feb-94        $21,151.89        $23,114.94              $18,338.60          $14,038.85
         Mar-94        $20,449.92        $22,107.13              $17,889.30          $14,076.68
         Apr-94        $20,636.19        $22,390.54              $17,753.34          $14,114.84
         May-94        $21,048.65        $22,757.97              $17,708.96          $14,159.31
         Jun-94        $20,729.33        $22,200.17              $17,668.23          $14,203.46
         Jul-94        $21,317.39        $22,929.23              $17,958.87          $14,242.53
         Aug-94        $21,664.89        $23,869.33              $18,027.11          $14,295.05
         Sep-94        $21,678.25        $23,285.72              $17,754.91          $14,347.36
         Oct-94        $22,040.68        $23,808.95              $17,742.48          $14,402.46
         Nov-94        $21,664.83        $22,941.83              $17,703.44          $14,455.61
         Dec-94        $22,161.48        $23,282.06              $17,820.29          $14,519.65
         Jan-95        $22,533.70        $23,885.76              $18,167.78          $14,579.99
         Feb-95        $22,862.98        $24,816.59              $18,583.82          $14,638.06
         Mar-95        $23,092.04        $25,548.92              $18,708.34          $14,705.67
         Apr-95        $23,278.96        $26,301.34              $18,990.83          $14,771.11
         May-95        $23,422.74        $27,352.61              $19,763.76          $14,850.21
         Jun-95        $23,523.39        $27,988.01              $19,921.87          $14,920.22
         Jul-95        $23,667.80        $28,916.09              $19,844.17          $14,987.70
         Aug-95        $23,783.32        $28,988.67              $20,098.18          $15,057.60
         Sep-95        $24,043.27        $30,211.99              $20,303.18          $15,122.48
         Oct-95        $24,115.79        $30,104.13              $20,601.64          $15,193.77
         Nov-95        $24,449.31        $31,425.70              $20,941.56          $15,257.60
         Dec-95        $24,607.49        $32,030.96              $21,249.40          $15,332.09
         Jan-96        $24,927.64        $33,121.30              $21,381.15          $15,397.67
         Feb-96        $24,840.39        $33,428.33              $20,927.87          $15,457.85
         Mar-96        $25,029.68        $33,750.25              $20,752.08          $15,518.80
         Apr-96        $25,350.81        $34,247.73              $20,608.89          $15,590.19
         May-96        $25,569.84        $35,130.97              $20,573.85          $15,655.66
         Jun-96        $25,788.71        $35,264.82              $20,849.54          $15,718.29
         Jul-96        $25,378.93        $33,706.82              $20,897.50          $15,789.02
         Aug-96        $25,730.18        $34,417.70              $20,847.34          $15,853.75
         Sep-96        $26,330.20        $36,354.73              $21,218.42          $15,923.51


         Oct-96        $26,653.01        $37,357.39              $21,712.81          $15,990.39
         Nov-96        $27,107.98        $40,181.24              $22,112.33          $16,055.95
         Dec-96        $27,199.06        $39,385.25              $21,866.88          $16,129.81
         Jan-97        $27,655.19        $41,846.04              $21,893.12          $16,202.39
         Feb-97        $27,684.51        $42,174.11              $21,936.91          $16,265.58
         Mar-97        $27,522.55        $40,441.18              $21,675.86          $16,335.52
         Apr-97        $28,083.46        $42,855.51              $21,993.19          $16,405.77
         May-97        $28,304.76        $45,464.56              $22,197.73          $16,486.15
         Jun-97        $28,688.57        $47,501.37              $22,464.10          $16,547.15
         Jul-97        $29,206.11        $51,281.05              $23,151.51          $16,618.31
         Aug-97        $28,718.08        $48,408.29              $22,892.21          $16,686.44
         Sep-97        $29,590.53        $51,059.61              $23,251.62          $16,759.86
         Oct-97        $29,131.29        $49,352.18              $23,623.64          $16,830.25
         Nov-97        $30,094.37        $51,636.69              $23,748.85          $16,895.89
         Dec-97        $30,556.62        $52,523.29              $23,998.21          $16,976.99

December 31, 1987 - December 31, 1997

This chart shows the growth of a $10,000 investment made ten years ago.

                 ==============================================
                                  Gateway Fund
                                  ------------
                          Average Annual Total Returns
                          ----------------------------
                             As Of December 31, 1997
                             -----------------------
                 ==============================================
                 One Year                        12.35%
                 --------                        ------
                 Five Years                       9.35%
                 ----------                       -----
                 Ten Years                       11.82%
                 ---------                       ------
                 ==============================================

Performance data shown throughout this document represents past performance and assumes the reinvestment of dividends. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

OVERVIEW
--------

The Gateway Fund is designed for conservative investors whose investment objective is to maximize total rate of return over the long term.

            =======================================================

                                Top Ten Holdings
                             As Of December 31, 1997
                         (as a percentage of net assets)
            =======================================================
            General Electric Company                     7.18%
            The Coca-Cola Company                        4.94%
            Microsoft Corp.                              4.63%
            Exxon Corporation                            4.52%
            Merck & Co., Inc.                            3.83%
            Intel Corporation                            3.42%
            International Business Machines Corporation  3.07%
            AT&T                                         2.97%
            Bristol-Myers Squibb Company                 2.82%
            Wal-Mart Stores, Inc.                        2.67%
            =======================================================

RISK/REWARD CHARTS
------------------

(Insert Risk/Reward Charts Here)
Gateway Fund Plot Points - Risk/Reward Charts


5 Years
12/31/92 - 12/31/97

                                       Risk             Return
U.S. Treasury bills (30 day)           0.31            4.57%
Gateway Fund                           4.22            9.35%
S&P 500                               10.59           20.27%

10 Years
12/31/87 - 12/31/97

                                       Risk             Return
U.S. Treasury bills (30 day)           0.49            5.44%
Gateway Fund                           5.06           11.82%
S&P 500                               12.01           18.04%

These charts show that, in general, more risk must be taken to earn higher total returns. Any investment can be shown on the graph by plotting its risk (standard deviation) and its reward (average annual total return). The charts show three points. One point shows 30-day U. S. Treasury bills, one point shows the S&P 500 Index, and the third point shows the Gateway Fund. The line connecting Treasury bills and the S&P 500 Index shows all the possible outcomes if an investment had been allocated between these two choices in varying proportions. When the Gateway Fund point appears above the line, it shows that the Fund earned a higher-than-expected return during the period covered by the chart, considering the amount of risk it took to earn that return. When the point appears below the line, it shows the reverse. The next ten years may be quite different in terms of risk and reward for all three investments shown on the charts.

SMALL CAP INDEX FUND INFORMATION

GROWTH OF A $10,000 INVESTMENT
------------------------------

(Insert Chart Here)

Small Cap Plot Points - Growth of $10,000 Chart

                   Small Cap          Wilshire Small    US T-bills
                  Index Fund            Cap Index
                  $10,000.00           $10,000.00      $10,000.00
    Jun-93        $10,100.00           $10,162.00      $10,025.38
    Jul-93        $10,179.99           $10,293.09      $10,049.46
    Aug-93        $10,539.96           $10,759.37      $10,074.63
    Sep-93        $10,639.98           $10,923.99      $10,100.44
    Oct-93        $10,579.97           $10,991.71      $10,122.76
    Nov-93        $10,449.94           $10,772.98      $10,147.97
    Dec-93        $10,649.96           $11,292.24      $10,170.94
    Jan-94        $10,927.81           $11,625.36      $10,196.40
    Feb-94        $10,866.07           $11,580.02      $10,218.02
    Mar-94        $10,361.88           $11,031.13      $10,245.55
    Apr-94        $10,310.39           $11,009.06      $10,273.33
    May-94        $10,156.04           $10,870.35      $10,305.69
    Jun-94         $9,806.16           $10,527.93      $10,337.83
    Jul-94         $9,981.11           $10,742.70      $10,366.27
    Aug-94        $10,516.19           $11,346.44      $10,404.49
    Sep-94        $10,248.66           $11,082.07      $10,442.56
    Oct-94        $10,330.96           $11,172.94      $10,482.67
    Nov-94         $9,878.21           $10,717.09      $10,521.35
    Dec-94        $10,011.97           $10,943.22      $10,567.96
    Jan-95         $9,856.02           $10,831.60      $10,611.88
    Feb-95        $10,271.88           $11,379.68      $10,654.15
    Mar-95        $10,427.83           $11,496.89      $10,703.36
    Apr-95        $10,646.16           $11,852.14      $10,750.99
    May-95        $10,906.08           $12,117.63      $10,808.56
    Jun-95        $11,249.17           $12,579.31      $10,859.52
    Jul-95        $11,862.57           $13,302.62      $10,908.62
    Aug-95        $12,101.69           $13,600.60      $10,959.51
    Sep-95        $12,112.09           $13,703.96      $11,006.73
    Oct-95        $11,623.45           $13,120.17      $11,058.61
    Nov-95        $11,987.26           $13,621.37      $11,105.07
    Dec-95        $12,195.24           $13,851.57      $11,159.29
    Jan-96        $12,173.17           $13,829.40      $11,207.02
    Feb-96        $12,471.17           $14,187.59      $11,250.82
    Mar-96        $12,846.42           $14,648.68      $11,295.18
    Apr-96        $13,475.51           $15,458.75      $11,347.14
    May-96        $13,861.86           $15,916.33      $11,394.80
    Jun-96        $13,254.98           $15,214.42      $11,440.38
    Jul-96        $12,316.93           $14,012.48      $11,491.86
    Aug-96        $13,001.26           $14,871.45      $11,538.98
    Sep-96        $13,520.01           $15,530.25      $11,589.75
    Oct-96        $13,442.81           $15,455.71      $11,638.42
    Nov-96        $14,093.98           $16,319.68      $11,686.14
    Dec-96        $14,273.82           $16,618.33      $11,739.90
    Jan-97        $14,640.65           $17,185.02      $11,792.73
    Feb-97        $14,593.37           $17,178.14      $11,838.72
    Mar-97        $14,013.43           $16,504.76      $11,889.63

    Apr-97        $14,202.75           $16,711.07      $11,940.75
    May-97        $15,196.94           $18,291.94      $11,999.26
    Jun-97        $15,623.06           $18,895.57      $12,043.66
    Jul-97        $16,735.58           $20,539.11      $12,095.45
    Aug-97        $17,138.07           $20,917.03      $12,145.04
    Sep-97        $17,978.35           $22,197.15      $12,198.48
    Oct-97        $17,232.79           $21,118.37      $12,249.71
    Nov-97        $17,114.40           $20,976.88      $12,297.48
    Dec-97        $17,220.34           $21,064.98      $12,356.51

This chart shows the growth of a $10,000 investment at the Fund's inception. June 16, 1993 (Inception Date) - December 31, 1997

                  ============================================

                              Small Cap Index Fund
                          Average Annual Total Returns
                             As Of December 31, 1997
                  ============================================
                   One Year                       20.64%
                   Five Years                       N/A
                   Life of Fund                   12.69%
                  ============================================

Performance data shown throughout this document represents past performance and assumes the reinvestment of dividends. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

OVERVIEW
--------

The Small Cap Index Fund is designed for an aggressive investor who seeks long-term growth of capital.

            ========================================================

                                Top Ten Holdings
                                ----------------
                             As Of December 31, 1997
                             -----------------------
                         (as a percentage of net assets)
                         -------------------------------
            ========================================================
             Fred Meyer, Inc.                          1.45%
             First Commerce Corporation                1.15%
             People's Bank                             1.03%
             Catellus Development Corporation          0.97%
             Bergen Brunswig Corporation               0.97%
             Western National Corporation              0.92%
             Citrix Systems, Inc.                      0.91%
             Intuit Inc.                               0.89%
             Sovereign Bancorp, Inc.                   0.85%
             American Bankers Insurance Group, Inc.    0.84%
            ========================================================

PORTFOLIO MANAGER PROFILE


J. PATRICK ROGERS, CFA
----------------------

Portfolio Manager from 1997
Co-Portfolio Manager from 1994
MBA Xavier University
1994 BBA University of Notre Dame 1986
Age 34

         J. Patrick Rogers, CFA, joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., in 1989 and has been its president since 1995. He is the portfolio manager for the Gateway Fund and the Gateway Small Cap Index Fund, as well as the portfolio manager for the Cincinnati Fund. In addition, he is the president of The Gateway Trust.
         Mr. Rogers currently serves as a board member of the Cincinnati Center for Developmental Disorders Foundation.
         He was awarded the Martin B. Friedman Award at Xavier University which is given annually to the most outstanding MBA student. Mr. Rogers is a frequent speaker at various individual investor groups, including AAII, and is active in many industry associations.
         He and his wife, Elizabeth, have three children.

DIVIDENDS AND DISTRIBUTIONS

GATEWAY INVESTORS MAY REINVEST THEIR DIVIDENDS AND DISTRIBUTIONS AT NO CHARGE.

       Shareholders of each Gateway fund may elect to receive distributions either in cash or in additional shares of a fund. To receive your distributions in cash, please mark the appropriate box on the New Account Application. Once your account is opened, you may change the way your distributions are handled by writing or calling Gateway.

GATEWAY FUND
       The Gateway Fund normally declares dividends at the end of March, June, September, and December. The amount of the quarterly dividend is based on interest earned plus common stock dividends received by the Fund, minus expenses.
       If the Fund has net capital gains from stock or option transactions, it normally declares a capital gain distribution at the end of December. The capital gain distribution is calculated in accordance with tax regulations and has varied substantially from year to year.

GATEWAY SMALL CAP INDEX FUND
       The Small Cap Index Fund declares dividends and net capital gains, if any, at the end of December.

FUND PRICING WHEN DIVIDENDS ARE DECLARED
         The price of a Gateway fund is affected by its declaration of dividends and capital gain distributions. The price of a fund, as adjusted for market activity, generally drops by the amount of the declared dividend and capital gain distribution. As an example, assume that on December 31 the Gateway Fund declares a dividend in the amount of $0.50 per share. If the Fund's price per share was $16.50 on December 30, and there was no change in the value of the Fund's investments due to market activity, the Fund's price on December 31 would be $16.00. The decline of $0.50 per share would be the result of the declaration of the $0.50 dividend.

TAX CONSEQUENCES OF BUYING A DIVIDEND
         If you buy fund shares just before the fund declares a dividend, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. In the example above, if you bought shares of the Gateway Fund on December 30, you would pay $16.50 per share. On December 31, the Fund would pay you $0.50 per share as a dividend and your shares would be worth $16.00 per share. The dividend paid to you would generally be included in your gross income for tax purposes, whether or not you reinvested the dividend. For this reason, you should carefully consider the tax consequences of buying shares of a Gateway fund in late December.

ABOUT THE INVESTMENT ADVISER

INVESTMENT ADVISER
       Gateway Investment Advisers, L.P. (the "Adviser"), a Delaware limited partnership, has acted as the investment adviser for the funds since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the funds from their formation until December 15, 1995. The Adviser is the successor in interest to the assets, business, and personnel of GIA. The Adviser is a limited partnership in which GIA is the general partner with a 76% partnership interest. The sole limited partner of the Adviser is Alex. Brown Investments Incorporated, an affiliate of BT Alex. Brown Incorporated, a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. The principal and controlling shareholders of GIA are Walter G. Sall and J. Patrick Rogers. As of December 31, 1997, the Adviser had approximately $476 million in assets under its management, including approximately $296 million in assets invested in the funds including the Cincinnati Fund. The Adviser has entered into an Advisory Referral Agreement with BT Alex. Brown Incorporated under which the Adviser will pay a referral fee for those shares of the funds that have been directed to the Adviser by BT Alex. Brown Incorporated.

ADVISORY SERVICES
       The Adviser provides each fund with investment research and advice. The Adviser also places with brokers each fund's buy and sell orders for portfolio securities. When the Adviser places these orders, it uses its best efforts to obtain the most favorable price and execution available for the fund, except to the extent that the fund may be permitted to pay higher commissions for brokerage and research services pursuant to Section 28(e) of the Securities Exchange Act of 1934. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may consider sales of fund shares as a factor in the selection of brokers to execute fund portfolio transactions. Because the Board of Trustees believes that in certain circumstances it is advantageous to the Trust to execute portfolio transactions through BT Alex. Brown Incorporated, each fund may pay brokerage commissions to that broker.

ADVISORY FEES
       Each fund pays the Adviser an advisory fee calculated at an annual rate of 0.90% of the first $50 million of the average daily net asset value of the fund, 0.70% of the average daily net asset value of the fund in excess of $50 million but less than $100 million, and 0.60% on the average daily net asset value of the fund in excess of $100 million. The advisory contracts require the Adviser to waive fees as necessary to limit the Small Cap Index Fund's expense ratio to 2.00% of its average daily net assets. The Adviser waived advisory fees in accordance with the advisory contracts of $73,783 for the Small Cap Index Fund in 1997. Any contractual waiver will not exceed the aggregate advisory fee payable by any fund for the applicable year.

FUND EXPENSES
       Each fund pays all of its ordinary business expenses, other than advertising and marketing expenses which are paid by the Adviser. Ordinary business expenses include the advisory fees, custodial fees, brokerage commissions, fees paid to the Adviser for providing shareholder services, expenses incurred in the registration of the fund shares with federal and state securities agencies, and each fund's proportionate share of the collective general expenses of the Trust. Expenses applicable to more than one fund are either allocated on the basis of the number of shareholders or the net assets in each fund, including the Cincinnati Fund. These collective expenses include, but are not limited to, certain printing and mailing costs, professional fees, and insurance costs.

       Each fund reimburses the Adviser for printing, mailing, and compliance expenses. The Adviser provides shareholder, transfer, dividend disbursing, financial, and administrative services to each fund. Each fund compensates the Adviser for these services at a fixed rate of $4,000 per month, plus the greater of $2,500 per month or an annual rate of 0.20% of each fund's average net assets.

HOW FUND SHARES ARE PRICED

       The net asset value (closing share price) of a fund ordinarily is determined as of the close of the New York Stock Exchange (the "NYSE"), normally 4:00 P.M. Eastern Time, on each day during which the NYSE is open for trading. Under unusual circumstances, the net asset value may be determined at other times as authorized by the Board of Trustees. Net asset value is determined by deducting the liabilities of a fund from the market or fair value of its assets.
       The funds normally value stocks and options at the average of the closing bid and asked quotations. Under normal circumstances, closing option quotations are considered to be reflective of the option contract values as of the stock market close and will be used to value the option contracts. Securities for which market quotations are not readily available, securities in which trading has been suspended during the day, and all other assets are valued at fair value. Furthermore, if the Adviser determines that closing options quotations do not reflect option contract values as of the close of the NYSE, options are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.

TAXES

DIVIDENDS AND DISTRIBUTIONS
       Each Gateway fund intends to distribute to its shareholders substantially all of its net investment income and net capital gains, as determined in accordance with appropriate tax regulations.

TAXES ON DIVIDENDS AND DISTRIBUTIONS
       Each January you will receive a Form 1099-DIV from Gateway. It will show the amount and federal income tax treatment of all distributions paid to you during the year. Distributions of any net investment income and net realized short-term capital gains are taxable to you as ordinary income, whether or not you reinvest. Distributions of net long-term capital gains are taxable as long-term capital gains, whether or not you reinvest and regardless of how long you held your fund shares.

TAXES ON REDEMPTIONS AND EXCHANGES
       Redemptions, including exchanges between Gateway funds, will be reported to you on Form 1099-B.

TAXES ON IRAS
       Contributions, investments, and distributions with respect to IRAs are subject to specific IRS rules. The IRA Agreement and Disclosure Statement contains additional information about these rules.

ADDITIONAL INFORMATION
       The tax discussion set forth above and in the SAI is included for general information only. You must determine the applicability of federal, state, and local taxes to dividends and distributions received on your shares of the fund and to proceeds received from redemptions or exchanges of fund shares. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in a Gateway fund.

INVESTMENT PRACTICES

GATEWAY FUND

       The investment objective of the Gateway Fund is to achieve a high total return at a reduced level of risk. The Fund is designed for conservative investors who want to maximize total rate of return over the long term.
       INVESTMENT PRACTICES: The Fund attempts to achieve its investment objective primarily by investing in the 100 stocks included in the S&P 100 Stock Index (the "100 Index") and by selling call options on the 100 Index. The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the 100 Index represented by the stock. For example, if a stock represents 2% of the value of the 100 Index, the Fund invests approximately 2% of its assets in the stock. The Adviser seeks to maintain a correlation of at least 99% between the composition of the 100 Index and the Fund's portfolio. The Adviser monitors the composition of the 100 Index on a daily basis and makes adjustments to the Fund's portfolio, as needed.
       When the Fund sells call options on the 100 Index, it receives cash from the purchasers of the options. By selling options, the Fund attempts to earn a greater total return over the long term than it would have earned by investing only in the stocks in the 100 Index. Selling index call options reduces the risk of owning stocks, but limits the opportunity to profit from an increase in the market value of stocks. The Fund occasionally buys index put options in an attempt to protect the Fund from a significant market decline in a short period of time. The value of a put option generally increases as stock prices decrease.
       The Fund is not affiliated with or sponsored by Standard and Poor's.

GATEWAY SMALL CAP INDEX FUND
       The investment objective of the Small Cap Index Fund is to achieve long-term growth of capital.
       INVESTMENT PRACTICES: The Fund attempts to achieve its investment objective primarily by investing in the 250 stocks included in the Wilshire Small Cap Index (the "250 Index") and by purchasing put or call options on an index as market conditions warrant. The Adviser seeks to maintain a correlation of at least 90% between the composition of the 250 Index and the Fund's portfolio. The Adviser monitors the composition of the 250 Index on a daily basis and makes adjustments to the Fund's portfolio, as needed.
       At times, the Fund may purchase index put options to reduce the risk of principal loss and may also buy index call options to increase the potential for gain.
       The 250 Index focuses on capturing the performance profile of the small capitalization sector of the United States equity market. The 250 Index consists of common stock of 250 companies with a median market capitalization of $775 million and is designed to accurately reflect the general characteristics of small capitalization companies. The 250 Index was developed in 1993 by Wilshire Associates, Inc. in conjunction with the Pacific Stock Exchange.
       The Fund is not affiliated with or sponsored by Wilshire Associates, Inc. or the Pacific Stock Exchange.

SELLING INDEX CALL OPTIONS
       The Gateway Fund regularly sells call options on the 100 Index. If you are a shareholder in the Fund, it is important for you to understand some basic information about this investment strategy and the risks involved in option transactions.
       It is easier to understand how index options work if you know some basic concepts about a call option on an individual stock. A covered call option on an individual stock is an option sold (written) on an individual stock owned by the seller. The seller receives cash (a premium) from the purchaser. If the option is not exercised by the purchaser, the seller realizes a gain equal to the premium. This gain may be offset by a decline in the market value of the underlying security. If the option is exercised by the purchaser, the purchaser pays the seller the exercise price and the seller delivers the underlying security. The premium, the exercise price, and the market value of the underlying security determine the gain or loss realized by the seller. The seller's obligation terminates when the option expires or when the seller enters into a closing purchase transaction. The cost of entering into a closing transaction reduces any gain realized by the seller.
       A covered call option on a securities index is similar to an option on an individual stock. However, the seller does not deliver the underlying securities if the option is exercised. Index option transactions are settled in cash. The seller pays the purchaser an amount equal to the difference between the closing price of the index and the exercise price of the option. The premium and the settlement amount determine the gain or loss realized by the seller.

RISK FACTORS
       There are risks inherent in all securities investments. Thus, there can be no assurance that a fund will be able to achieve its investment objective(s). Because each fund has long-term investment objectives, none may be an appropriate investment for persons intending to hold fund shares for less than six months.
       INVESTING IN SMALLER COMPANIES: Investments in companies with smaller capitalization are generally more speculative than investments in companies with larger capitalization. However, stocks of smaller companies tend to have more growth potential. The Small Cap Index Fund attempts to provide shareholders with the opportunity to participate in the potential long-term growth of smaller companies.

       SELLING INDEX CALL OPTIONS: Option transactions involve risks not generally associated with investments in stocks. The sale of index call options by the Gateway Fund limits the Fund's opportunity to profit from an increase in the market value of the underlying index. If the Fund sells exchange-traded call options to hedge its portfolio, the purchaser usually has the right to exercise the options at any time prior to the expiration date. The purchaser normally exercises the options when it is to the purchaser's advantage rather than the Fund's advantage. In addition, the Fund generally does not receive notice of the exercise until the next business day. As a result, the Fund's portfolio is not fully hedged between the time the options are exercised and the time the Fund sells new call options on the next business day.
       PURCHASING INDEX OPTIONS: The purchase of index options involves a risk of loss of all or part of the cash paid for the options.
       CLOSING OPTION TRANSACTIONS: There can be no assurance that a ready market will exist for any particular option at a specific time. Closing transactions for over-the-counter options generally must be negotiated with the other party. These factors could limit the Adviser's ability to close a particular option transaction at a fair price or in a timely manner or to carry out a particular investment or hedging strategy. A Gateway fund will enter into an option transaction only if there appears to be a ready market for such option or the fund can effectively close its position by entering into an offsetting position.
       HEDGING STRATEGIES: The use of index options to protect or hedge a Gateway fund's portfolio will not fully protect the fund against declines in the market value of the securities held in the fund's portfolio. The Adviser may choose not to use all of the available hedging strategies to protect a fund's portfolio. The Adviser may also hedge a fund's portfolio at an inappropriate time or incorrectly anticipate market conditions. In addition, a fund could experience a loss on both its portfolio securities and the options used to hedge these securities. Under unusual market conditions, such as an interruption in trading in an index or certain stocks in the index, the Adviser may be unable to hedge a fund's portfolio effectively. Restrictions imposed by regulatory agencies may also adversely affect a fund's hedging strategy.

OTHER INVESTMENT STRATEGIES
       Each Gateway fund may hold cash for purposes of liquidity or for temporary defensive purposes. Cash is normally invested in repurchase agreements. Cash may be also invested in securities of the U. S. government or any of its agencies, bankers' acceptances, commercial paper, or certificates of deposit. For temporary defensive purposes, a fund may hold up to 100% of its assets in such instruments.
       REPURCHASE AGREEMENTS: In a repurchase agreement, a fund acquires securities suitable for investments in accordance with its policies and the seller (usually a bank) agrees at the time of sale to repurchase such securities at an agreed-upon date, price, and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. Investments in repurchase agreements are also subject to the risk that the selling bank may become financially insolvent which could prevent or delay the fund's disposition of the collateral held as security for these transactions. Each Gateway fund's repurchase agreements are fully collateralized and the fund takes possession of such collateral, thus reducing the risk of default. The collateral is subject to continuing market fluctuations and its value could be more or less than the repurchase price.

ADDITIONAL INFORMATION
       For further information concerning the investment practices described above and certain risks associated with them, see "INVESTMENT OBJECTIVES AND PRACTICES" in the SAI.

FUNDAMENTAL POLICIES
       The investment objectives and investment restrictions applicable to each Gateway fund are designated as fundamental policies of the fund. Such fundamental policies may not be changed without approval of the holders of a majority of the fund's outstanding shares.
       The investment practices and strategies of a fund, as described above, are not fundamental policies and may be changed without shareholder approval.

INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS
       Certain investment restrictions applicable to the Gateway funds are described below. The complete text of these restrictions is set forth in the SAI under "INVESTMENT PRACTICES, RISKS AND RESTRICTIONS." Additional investment restrictions pertaining to the funds are set forth in the SAI under the same caption.
       OPTIONS ON SECURITIES INDEXES: No Gateway fund may purchase or sell put options, call options, or combinations thereof except in accordance with its investment objectives and practices and the following restrictions. The Gateway Fund may sell covered call options on securities indexes. The Gateway Fund may also purchase exchange-traded put options on securities indexes, provided that after any such purchase not more than 5% of the fund's net assets would be invested in premiums on the purchase of such options. The Small Cap Index Fund may purchase exchange-traded call and put options on securities indexes, provided that after any such purchase not more than 5% of the fund's net assets would be invested in premiums on the purchase of such options. Each Gateway fund may enter into closing transactions with respect to options.

       REPURCHASE AGREEMENTS: No Gateway fund may invest more than 5% of its total assets in repurchase agreements with a maturity longer than seven days. .

GENERAL INFORMATION ABOUT THE GATEWAY TRUST

THE TRUST AND THE BOARD OF TRUSTEES
       The Gateway Trust is an open-end management investment company established as an Ohio business trust in 1986. From 1977 to 1986, the Trust's predecessor operated as a Maryland corporation. The Trust has three series: the Gateway Fund (previously known as the Gateway Index Plus Fund), the Gateway Small Cap Index Fund, and the Cincinnati Fund. The Cincinnati Fund is offered by a separate prospectus.
       The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts, and authorize the Trust officers to carry out the decisions of the Board.
       Under the Trust's Second Amended Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, retirement, death, or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office has been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees.

SHAREHOLDER MEETINGS AND VOTING
       A meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.
       On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract. As of April 1, 1998, the Adviser held, in a fiduciary capacity, more than 25% of the outstanding shares of the Small Cap Index Fund. Thus, the Adviser may be deemed to be a control person of this Fund as of that date. As of April 1, 1998, BT Alex. Brown Incorporated held more than 25% of the outstanding shares of the Gateway Fund. Thus, BT Alex. Brown Incorporated may be deemed to be a control person of this Fund as of that date.
       As of December 31, 1997, the shareholders of the Gateway Fund controlled approximately 86% of the outstanding shares of the Trust. Therefore, in the foreseeable future, when the shareholders of the Trust elect the Trustees or vote in the aggregate on any other issue, the shareholders of the Gateway Fund will be able to elect the Trustees or to decide the issue. Shareholders do not have cumulative voting rights as to the election of Trustees. As a result, if a shareholder meeting is called to elect Trustees, a majority of the shares voting at the meeting can elect all of the Trustees.

--------------------------------------------------------------------------------
                            THE GATEWAY TRUST
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                                                          Registration Statement
                                 Securities Act of 1933 Registration No. 2-59895
                       Investment Company Act of 1940 Registration No. 811-02773






                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 1, 1999




         This Statement is not a prospectus but should be read in conjunction with the current Prospectus of The Gateway Trust for the Gateway Fund (previously known as the Gateway Index Plus Fund) and the Gateway Small Cap Index Fund dated May 1, 1998 and any supplement thereto. A copy of the Prospectus may be obtained from the Trust by written or telephone request directed to the Trust at the address or the telephone number shown below.
















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                                 P. O. BOX 5211
                           CINCINNATI, OHIO 45201-5211
                                 (800) 354-6339
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                                TABLE OF CONTENTS
                                -----------------


INTRODUCTION...................................................................4
     General Information About The Gateway Trust...............................4

INVESTMENT OBJECTIVES AND PRACTICES............................................5
     Gateway Fund..............................................................5
     Gateway Small Cap Index Fund..............................................5

OPTION TRANSACTIONS............................................................5
     Selling Covered Call Options..............................................5
     Selling Covered Put Options...............................................6
     Purchase Of Put And Call Options..........................................6
     Options On Securities Indexes.............................................6
     Covered Index Call Options Sold By The Gateway Fund.......................6

INVESTMENT PRACTICES, RISKS, AND RESTRICTIONS..................................7
     Other Investment Practices................................................7
     Certain Risks.............................................................8
     Investment Restrictions...................................................8

PERFORMANCE AND RISK INFORMATION..............................................10
     Performance Information..................................................10
         Total Return Calculations............................................10
         Historical Results...................................................11
     Risk Information.........................................................11
         Comparative Indexes..................................................11
         Standard Deviation...................................................11
         Beta.................................................................12
     Rankings And Comparative Performance Information.........................12

SHAREHOLDER SERVICES..........................................................12
     Open Account.............................................................12
     Automatic Investment Program.............................................12
     IRAs.....................................................................12
     Systematic Withdrawal Program............................................14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................14

INVESTMENT ADVISORY AND OTHER SERVICES........................................15
     Gateway Investment Advisers, L.P.........................................15
     Gateway Fund Management Agreement........................................15
     Gateway Small Cap Index Fund Investment Advisory Contract................16
     Distribution Plan........................................................18
     Custodian................................................................18
     Shareholder Servicing, Transfer, Dividend Disbursing, And Financial
       Servicing Agent........................................................18

BROKERAGE.....................................................................19

ADDITIONAL TAX MATTERS........................................................21
     Federal Tax Matters......................................................21
     State And Local Tax Aspects..............................................21

TRUSTEES AND OFFICERS OF THE TRUST............................................22

INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS.......................24

PRINCIPAL HOLDERS OF FUND SHARES..............................................24
     Gateway Fund.............................................................24
     Small Cap Index Fund.....................................................25
     Shares Held By Adviser...................................................25

SCHEDULE A....................................................................26

SCHEDULE B....................................................................27

SCHEDULE C....................................................................29

                                  INTRODUCTION
                                  ------------

GENERAL INFORMATION ABOUT THE GATEWAY TRUST

         The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "funds" or individually as a "fund"). Each fund has its own investment policies, restrictions, practices, assets, and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by the Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's bylaws, as amended.

         At present, there are three series of the Trust:

--------------------------------------------- --------------------------
                NAME OF FUND                       DATE ORGANIZED
--------------------------------------------- --------------------------

Gateway Fund                                    1977

Gateway Small Cap Index Fund                    April 1993

Cincinnati Fund                                 November 1994

--------------------------------------------- --------------------------

         Gateway Fund was known as the Gateway Index Plus Fund until April 30, 1998; as Gateway Option Index Fund until March 1990; as Gateway Option Income Fund until February 1988; and as Gateway Option Income Fund, Inc. until May 1986. Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

         The Gateway Fund and the Gateway Small Cap Index Fund are offered in one combined prospectus (the "Combined Prospectus"). The Cincinnati Fund(R) is offered in a separate prospectus and has a separate Statement of Additional Information. Gateway Investment Advisers, L.P. (the "Adviser") acts as the funds' investment adviser.

                       INVESTMENT OBJECTIVES AND PRACTICES
                       -----------------------------------

GATEWAY FUND

         The investment objective of the Gateway Fund (previously known as the Gateway Index Plus Fund) is to achieve a high total return at a reduced level of risk. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "INVESTMENT PRACTICES" in the Combined Prospectus.

         The Gateway Fund primarily invests in a portfolio of common stocks which parallels the composition of the Standard & Poor's 100 Stock Index (the "100 Index"). A list of the companies whose stocks are included in the 100 Index is set forth in Schedule "A" attached to this Statement. The Fund sells index call options on the S&P 100 Index, the S&P 500 Index and other stock indexes, and, when appropriate, the Fund enters into closing purchase transactions with respect to such options. The Fund occasionally purchases put options on securities indexes.

         In addition, the Fund has authority to, and when deemed appropriate may, invest in the stocks of other securities indexes, sell put options on securities indexes, and purchase call options on securities indexes; however, the Fund does not intend to enter into these types of transactions in the coming year.

GATEWAY SMALL CAP INDEX FUND

         The investment objective of the Small Cap Index Fund is to achieve long-term growth of capital. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "INVESTMENT PRACTICES" in the Combined Prospectus.

         The Small Cap Index Fund primarily invests in a portfolio of common stocks which parallels the composition of the Wilshire Small Cap Index (the "250 Index"). A list of the companies whose stocks are included in the 250 Index is set forth in Schedule "B" attached to this Statement. Because the 250 Index is comprised of 250 equity securities and the Fund purchases such securities in round lots, the portfolio does not correlate perfectly with the 250 Index. Although the Adviser monitors the Small Cap Index Fund portfolio so that the percentage of assets invested in each stock in the Small Cap Index Fund substantially corresponds to the composition of the 250 Index, the Fund bears the risk that the price of its portfolio will not increase as much as (or will decrease more than) the 250 Index.

         The Small Cap Index Fund may also purchase put and call options on securities indexes such as the S&P 500 Index, the 250 Index, the Russell 2000 Index, and comparable small capitalization securities indexes. The Small Cap Index Fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of the Fund's net assets. Options on the 250 Index are a relatively new investment vehicle and the secondary market for any particular option on this index at a specific time may be limited.


                               OPTION TRANSACTIONS
                               -------------------

         This section contains a brief general description of various types of options, certain option trading strategies, and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the funds. It is easier to understand index options if you understand options on individual stocks. For this reason, the first three parts of this section discuss individual stock options.

SELLING COVERED CALL OPTIONS

         A covered call option is an option sold on a security owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

         The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received, and the market value of the underlying security determine the gain or loss realized by the seller.

         The Gateway Fund is the only Gateway fund authorized to sell covered call options. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption "COVERED INDEX CALL OPTIONS SOLD BY THE GATEWAY FUND."

SELLING COVERED PUT OPTIONS

         The seller of a covered put option has the obligation to buy, and the purchaser the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a seller usually deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at the seller's custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The seller maintains the segregated account so long as it is obligated as the seller. The obligation of the seller is terminated when the purchaser exercises the put option, when the option expires, or when a closing purchase transaction is effected by the seller.

         The seller's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The seller's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received, and the interest earned on its segregated account. Although a seller risks a substantial loss if the price of the stock on which it has sold a put option drops suddenly, the seller can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the seller's ability to detect the movement in the stock's price and to execute a closing transaction at the appropriate time.

         The Gateway Fund is the only Gateway fund authorized to sell covered put options. To comply with state securities requirements, the Fund will not sell any covered put option if, as a result, the Fund would have to invest more than 50% of its total assets (taken at current value) to meet its obligation upon the exercise of put options.

PURCHASE OF PUT AND CALL OPTIONS

         Put options can be employed to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. Call options can be purchased as a temporary substitute for the purchase of individual stocks, which then could be purchased in orderly fashion. Upon the purchase of the stocks, the purchaser would normally terminate the call position.

         The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency.

         The Gateway Fund and the Small Cap Index Fund each are authorized to purchase index put and call options. Each fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of its net assets.

OPTIONS ON SECURITIES INDEXES

         An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple ($100 in the case of the S&P 100 Stock Index). The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

COVERED INDEX CALL OPTIONS SOLD BY THE GATEWAY FUND

         The Gateway Fund sells index call options in an attempt to earn a greater total return over the long term than it would earn by investing only in the stocks in the 100 Index.

         Frequently the Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The Fund's objective in entering into such closing transactions is to increase option premium income, to limit losses, or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

         When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust's Custodian (or a securities depository acting for the Custodian) acts as the Trust's escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

         When the Fund sells an index call option, it is also required to "cover" the option pursuant to requirements enunciated by the staff of the Securities and Exchange Commission ("the SEC"). The staff has indicated that a mutual fund may "cover" an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U. S. government securities, or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally "covers" the index options it has sold by owning and holding the stocks included in the 100 Index. As an alternative method of "covering" the option, the Fund may purchase an appropriate offsetting option.

         The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the the index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund's total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

         Additional information about the Fund's investment practices and strategies with respect to option transactions, and certain risks related to such transactions, is set forth under the caption "INVESTMENT PRACTICES" in the Combined Prospectus.


                  INVESTMENT PRACTICES, RISKS, AND RESTRICTIONS
                  ---------------------------------------------

OTHER INVESTMENT PRACTICES

         Each fund may hold cash for purposes of liquidity or for temporary defensive purposes. Each fund generally will hold cash reserves for the purpose of paying expenses and share redemptions and may hold cash received from the sale of its shares which has not yet been invested. In addition, the Adviser may determine from time to time that, for temporary defensive purposes, one or more funds should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock. For temporary defensive purposes, each fund may hold up to 100% of its assets in cash.

         Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers' acceptances, commercial paper, or certificates of deposit (collectively "cash instruments"). Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more.

         Repurchase agreements are instruments under which a fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price, and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of any fund's total assets may be invested in repurchase agreements which have a maturity longer than seven days.

CERTAIN RISKS

         The success of each fund's option strategy depends upon the ability of the Adviser to identify an appropriate index in which to invest and the Adviser's ability to enter into transactions involving index options at appropriate times in the stock market cycle. In pursuing this course, the Adviser is subject to the risks of change in general economic conditions, adverse developments in specific industries, and factors affecting the performance of individual stocks.

         Standard and Poor's ("S&P") obtains information for inclusion in or for use in the calculation of the S&P 100 Index from sources which S&P considers reliable. S&P HAS ADVISED THE TRUST THAT IT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST OR OWNERS OF THE GATEWAY FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 100 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR USE WITH RESPECT TO THE S&P 100 INDEX OR ANY DATA INCLUDED THEREIN.

         Wilshire Associates, Inc. ("Wilshire") obtains information for inclusion in or for use in the calculation of the Wilshire Small Cap Index from sources which Wilshire considers reliable. WILSHIRE HAS ADVISED THE TRUST THAT IT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST OR OWNERS OF THE SMALL CAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN. WILSHIRE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR USE WITH RESPECT TO THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN.

         Other risks related to the investment practices and strategies of each fund are described under the caption "INVESTMENT PRACTICES" in the Combined Prospectus.

INVESTMENT RESTRICTIONS

         The Trust has adopted certain fundamental policies with respect to each of the funds that may not be changed without a vote of shareholders of that fund. Under these policies, the Gateway Fund and the Small Cap Index Fund each are subject to the following restrictions:

         1. A fund may not purchase any security if, as a result, the fund (or the funds in the Trust together) would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class), or more than 10% of the outstanding voting securities of an issuer.

         2. A fund may not purchase any security if, as a result, the fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

         3. A fund may not purchase securities on margin (but a fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

         4. A fund may not make short sales of securities or maintain a short position (a) unless, at all times when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of such fund's net assets (taken at current value) are held as collateral for such sales at any one time.

                It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. It is the present intention of management that short sales of securities subject to outstanding options will not be made.

         5. A fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the fund's total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market.

                In order to meet redemption requests without immediately selling any portfolio securities, a fund may borrow an amount up to 25% of the value of its total assets including the amount borrowed. If, due to market fluctuations or other reasons, the value of such fund's assets falls below 400% of its borrowing, the fund will reduce its borrowing which may result in the fund being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage but solely to facilitate management of the portfolio by enabling the fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the fund might be deemed to be engaged in leveraging in that any such borrowing will enable the fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

         6. A fund may not pledge more than 10% of its total assets, taken at market value. The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.

         7. A fund may not purchase or retain securities of any company if, to the knowledge of the Trust, officers and trustees of the Trust or of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

         8. A fund may not buy or sell commodities or commodities futures or options contracts, or real estate or interests in real estate, although it may purchase and sell (a) securities which are secured by real estate, and (b) securities of companies which invest or deal in real estate.

         9. A fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws.

         10. A fund may not make investments for the purpose of exercising control or management.

         11. A fund may not participate on a joint or joint and several basis in any trading account in securities.

         12. A fund may not purchase any security restricted as to disposition under the federal securities laws.

         13. A fund may not invest in securities of other investment companies, except as part of a merger, consolidation, or other acquisition.

         14. A fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

         15. A fund may not make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements.

                No more than 5% of any fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

         16. A fund may not purchase any security (other than U. S. government obligations) if, as a result thereof, less than 75% of the value of the fund's total assets is represented by cash and cash items (including receivables), government securities, and other securities which, for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. All of the funds in the Trust taken as a group also must satisfy this 10% test.

         17. A fund may not concentrate the investments of the fund in a single industry nor invest more than 25% of the current value of its total assets in a single industry.

         18. A fund may not sell call or put options, or purchase call or put options, except that (a) the Gateway Fund may (i) sell covered call options with respect to all of its portfolio securities or with respect to securities indexes; (ii) purchase exchange-traded put and call options, provided that after any such purchase not more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options or combinations thereof; (iii) sell covered put options, provided that after any such sale the Gateway Fund would not have more than 50% of its total assets (taken at current value) subject to being invested on the exercise of put options; and (iv) enter into closing purchase transactions with respect to such options, and (b) the Small Cap

                Index Fund may purchase exchange-traded puts and calls provided that after any such purchase not more than 5% of the Fund's assets would be invested in premiums on the purchase of such options.

         The Trust has no fundamental policy with respect to the issuance of senior securities by any fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.

         In addition to these fundamental policies, each fund will limit its investment in warrants to no more than 5% of such fund's assets. The Adviser has no current intention of causing any fund to invest in warrants in the coming year.

         Although the practices described in paragraphs 4, 5, and 6 above could involve more than 5% of a fund's assets, none of those practices have been employed by any fund since January 1, 1983. The Adviser has no current intention of causing any fund to employ any such practice in the coming year.


                        PERFORMANCE AND RISK INFORMATION
                        --------------------------------

PERFORMANCE INFORMATION

         The funds may quote performance in various ways. All performance information supplied by the funds is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph, or similar illustration. A fund's share prices and total returns fluctuate in response to market conditions, interest rates, and other factors.

         TOTAL RETURN CALCULATIONS
         -------------------------
         Total returns reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's net asset value per share (the "NAV") over the period.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five-, and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value according to the following formula:

P (1 + T)n[exponent]  = ERV where      T        =  Average annual total return
                                       n        =  Number of years and portion
                                                   of a year
                                       ERV      =  Ending redeemable value (of
                                                   an initial hypothetical
                                                   $1,000 investment) at the
                                                   end of the period
                                       P        =  $1,000 (the hypothetical
                                                   initial investment)

         If a fund has been in existence for less than one, five, or ten years, the time period since the date it commenced operations will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

         Average annual total return is calculated as required by applicable regulations promulgated by the SEC. In addition to average annual total returns, a fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year, and cumulative total returns may be quoted as a percentage or as a dollar amount.

         HISTORICAL RESULTS
         ------------------
         The following table shows each fund's average annual and cumulative total returns for the period ended December 31, 1997:

-------------------------------------------- --------------- ---------------- --------------- ---------------------
        AVERAGE ANNUAL TOTAL RETURN             ONE YEAR       FIVE YEARS       TEN YEARS         LIFE OF FUND
-------------------------------------------- --------------- ---------------- --------------- ---------------------

Gateway Fund                                     12.35%           9.35%           11.82%            10.43%
Gateway Small Cap Index Fund                     20.64             N/A             N/A              12.69

-------------------------------------------- --------------- ---------------- --------------- ---------------------

-------------------------------------------- --------------- --------------- ---------------- ---------------------
          CUMULATIVE TOTAL RETURN               ONE YEAR        FIVE YEARS      TEN YEARS         LIFE OF FUND
-------------------------------------------- --------------- --------------- ---------------- ---------------------

Gateway Fund                                     12.35%          56.33%         205.56%             632.83%
Gateway Small Cap Index Fund                     20.64             N/A             N/A               72.20

-------------------------------------------- --------------- --------------- ---------------- ---------------------

         The table below shows the redeemable value on December 31, 1997, for an initial investment of $10,000 in the fund that was made at the beginning of the one-, five-, and ten-year periods, or at the commencement of the fund's operations. The table assumes all dividends and distributions have been reinvested in additional fund shares.

--------------------------------------------- --------------- -------------- ---------------- ---------------------
                                                 ONE YEAR       FIVE YEARS      TEN YEARS         LIFE OF FUND
--------------------------------------------- --------------- -------------- ---------------- ---------------------

Gateway Fund                                     $11,235          $15,633        $30,556            $73,283
Gateway Small Cap Index Fund                     $12,064            N/A            N/A              $17,220

--------------------------------------------- --------------- -------------- ---------------- ---------------------

RISK INFORMATION

         In evaluating the performance of any investment including a Gateway fund, it is important to understand the risks involved in the investment. Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

         For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss than an investment in a mutual fund that invests in short-term U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given investor will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund.

         The Gateway Trust offers three different funds that produce different total returns and present different risk potentials. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in each fund.

         COMPARATIVE INDEXES
         -------------------
         The performance and risk of the Gateway Fund and the Small Cap Index Fund may be compared to various broadly recognized indexes such as the S&P 500 Index or the Lehman Government/Corporate Bond Index. These comparative indexes are used because they are the standard benchmarks of the stock market and bond market respectively. A fund's performance and risk may also be compared to other appropriate indexes.

         STANDARD DEVIATION
         ------------------
         Standard deviation measures the volatility of the total return of a fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment.

         For example, as of December 31, 1997, the annual standard deviation for the Gateway Fund over the past three years was 3.78% while the standard deviation for the S&P 500 Index was 11.14%. Thus, the S&P 500 Index was approximately three times as volatile as the Gateway Fund. An investment with an expected return of 10% and a standard deviation of 15% would be expected to earn a total return ranging from -5% to +25% about 68% of the time, a total return ranging from -20% to +40% about 95% of the time, and a total return ranging from -35% to +55% about 97% of the time.

         BETA
         ----
         Beta analyzes the market risk of a fund by showing how responsive the fund is to the market as defined by an index. Beta is a comparative measure of a fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is 1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets.

         For example, the beta of the Gateway Fund was 0.32 for the five-year period ended December 31, 1997. The Gateway Fund would be expected to perform approximately 1/3 as well as the market (as defined by S&P 500 Index) in up markets and 1/3 as poorly as the market in down markets. Beta is the slope of the "least square line" which compares the fund with an index.

RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

         Each fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services such as Morningstar, Inc., Lipper Analytical Services, Inc., and Value Line Mutual Fund Survey, or by other financial publications with a circulation of 10,000 readers or more. Performance comparisons may be expressed as ratings, such as the proprietary ratings published by Morningstar, Inc., or rankings, such as the rankings of funds in various categories published by Lipper Analytical Services, Inc. Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.


                              SHAREHOLDER SERVICES
                              --------------------

         Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend disbursing, and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

OPEN ACCOUNT

         Each fund's regular account for investors who purchase its shares is the Open Account. The Open Account facilitates regular purchases of fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in fund shares. Gateway does not charge for the automatic reinvestment of dividends and distributions.

         The Servicing Agent maintains a record of the investor's purchases, redemptions, and share balances in the investor's Open Account. Shortly after each purchase, the Servicing Agent will mail a confirmation to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares owned. Share certificates will not be issued.

         Upon opening an account, the investor may elect either of the following options: (1) reinvestment at net asset value of all distributions, or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. No annual maintenance fees are charged by the Trust on any Open Account. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

AUTOMATIC INVESTMENT PROGRAM

         Investors can arrange to use our Automatic Investment Program by either making the election on the New Account Application or by contacting Shareholder Services at (800) 354-6339 for the appropriate forms. With this service, investors purchase additional shares by having a predetermined amount of $100 or more automatically transferred from a bank account to the Trust on a monthly or quarterly basis. Changes to an Automatic Investment Program, including discontinuing participation, must be in writing and sent to The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211. All changes to the Program must be received by Gateway at least five business days prior to the next scheduled transfer.

IRAS

         Investors may purchase shares of any Gateway fund through Individual Retirement Accounts ("IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a traditional IRA (the "Gateway Traditional IRA") and a Roth IRA (the "Gateway Roth IRA") (or jointly as a "Gateway IRA"). A Gateway IRA can be adopted by an investor and is specifically designed to permit the investor to invest in shares of any Gateway fund selected by the investor. The custodian of the Gateway IRA is Star Bank. Investors can obtain forms to establish a Gateway IRA by calling Shareholder Services at (800) 354-6339.

         An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. For detailed information about a Gateway IRA, please refer to the Agreement and Disclosure Statement for the appropriate Gateway IRA. Agreements and Disclosure Statements can be obtained by calling Shareholder Services at (800) 354-6339.

         An investor may make a direct transfer of assets from one IRA to a Gateway IRA by directing the existing IRA custodian or trustee to transfer directly to a Gateway IRA the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. Call Shareholder Services at (800) 354-6339 to obtain the appropriate transfer form.

         A Gateway Traditional IRA is eligible to receive direct rollovers of distributions from a qualified employer plan. An investor can make a direct rollover by instructing the employer's plan to wire the distribution to Star Bank as custodian for the Gateway Traditional IRA. The distribution should be wired to:

                  The Gateway Trust c/o Star Bank, N.A.
                  ABA #042-0000-13
                  Cincinnati, OH
                  Name (insert investor name)
                  Gateway Account No. (insert investor account number) Name of Gateway fund(s) in which you wish to invest

         An investor can also make a direct rollover to a Gateway Traditional IRA by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "Star Bank, N.A., as Custodian of Individual Retirement Account of (insert investor name)," and sending that check to Gateway. The check can also be delivered in person to Gateway, or mailed to:

                  The Gateway Trust
                  Shareholder Services
                  P. O. Box 5211
                  Cincinnati, OH  45201-5211

         An investor can make a 60-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the investor and by endorsing or cashing the check and depositing some or all of the proceeds in a Gateway Traditional IRA. The deposit must be delivered in person to Gateway, or mailed to The Gateway Trust at the above address within 60 days of when the investor receives the distribution. The employer's plan must withhold 20% of the taxable amount for federal income tax if the investor chooses a 60-day rollover for the distribution.

         Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension, or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70 1/2 cannot be rolled over.

         To make a withdrawal from a Gateway IRA, an investor should contact Shareholder Services at (800) 354-6339.

         The rules for contributing to, investing under, and distributing from IRAs are complex, and any investor should consult with his or her own tax adviser if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

         Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

         No annual maintenance fees are charged by the Trust for any account, including IRAs, SEP-IRAs, retirement, and pension or profit-sharing plans, including 401(k) plans. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

SYSTEMATIC WITHDRAWAL PROGRAM

         If the value of a shareholder's account is at least $5,000, the shareholder can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount to be periodically withdrawn by a shareholder. A sufficient number of shares in the shareholder's account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

         If a shareholder participates in the Systematic Withdrawal Program, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of the fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the funds to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Program should not, therefore, be considered a yield on investment. A shareholder can make arrangements to use the Systematic Withdrawal Program (or discontinue participation) by contacting Shareholder Services at (800) 354-6339.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

         Basic information concerning the purchase and redemption of shares is set forth under the captions "HOW TO PURCHASE ADDITIONAL SHARES" and "HOW TO REDEEM SHARES" in the Combined Prospectus. Shares of all funds are purchased and redeemed at their net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined on or after the date designated for the redemption or distribution. Information as to the method of calculating the net asset value of shares of any fund is included in the Combined Prospectus under the caption "HOW FUND SHARES ARE PRICED."

         Certificates for shares of any fund will not be issued.

         The minimum initial investment is $1,000 ($500 for IRAs). The minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees, by participants in an SEP-IRA program, and by participants in the Automatic Investment Program. The Trust reserves the right to accept or reject any purchase order of any fund.

         There is no minimum or maximum applicable to redemption of shares of any fund. The Trust, however, reserves the right to redeem a shareholder's account(s) under certain circumstances. The shareholder will receive at least 60 days' written notice prior to the redemption of the account(s).

         The Trust may redeem a shareholder's account(s) in any fund when the aggregate value of the shareholder's account(s) falls below $800 (other than as a result of market action.). The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the 60-day period.

         The Trust will redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents. The shareholder may prevent such redemption by providing the requested information within the 60-day period.

         The Trust reserves the right to terminate temporarily or permanently the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The shareholder will receive written notice that the Trust intends to limit the shareholder's use of the exchange privilege. Generally the Trust limits a shareholder to twelve exchange transactions per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, normally will be counted as one account for purposes of the exchange limit.

         The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund involved in the exchange.

         Signature guarantees are required for all redemptions, (on the date of receipt by the Servicing Agent of all necessary documents), regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). The signature guarantee requirement may be waived by the Trust in certain instances. The Trust also reserves the right to require a signature guarantee on any instructions or redemptions given to the Trust for any reason. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the Servicing Agent, or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either (a) on the written request for redemption; (b) on a stock power which should specify the total number of shares to be redeemed; or
(c) on all stock certificates tendered for redemption.

         The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) when trading in any of the markets which a fund normally utilizes is restricted as determined by the SEC; (c) if any emergency exists as defined by the SEC so that disposal of investments or determination of a fund's net asset value is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

         The Trust has elected to be governed by Rule18f-1 of the Investment Company Act which obligates each fund to redeem shares in cash with respect to any one shareholder during any 90-day period up to the lesser of $250,000 or 1% of the assets of the fund. Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities. To date, all redemptions have been made in cash.

         The Trust reserves the right to modify or terminate any purchase, redemption, or other shareholder service procedure upon notice to shareholders.

         Purchases and redemptions generally may be effected only on days when the stock and options exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.


                     INVESTMENT ADVISORY AND OTHER SERVICES
                     --------------------------------------

GATEWAY INVESTMENT ADVISERS, L.P.

         Gateway Investment Advisers, L.P., (the "Adviser"), a Delaware limited partnership, has acted as the investment adviser for the funds since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the funds from their formation until December 15, 1995. The Adviser became the successor in interest to the assets, business, and personnel of GIA which was organized in June 1977. GIA is the general partner of the Adviser with a 76% ownership interest, while Alex. Brown Investments Incorporated ("ABII") is the sole limited partner with a 24% ownership interest. ABII is an affiliate of BT Alex. Brown Incorporated, a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, the portfolio manager of the funds, and President and a Trustee of the Trust, together own of record and beneficially 99.85% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is Chairman and a director of GIA and Mr. Rogers is its President and a director. The third director of GIA is Margaret-Mary V. Preston who is employed by BT Alex. Brown Incorporated as a Managing Director.

GATEWAY FUND MANAGEMENT AGREEMENT

         The Trust has retained the Adviser under an investment advisory contract (the "Management Agreement") to act as investment manager and in such capacity supervise the investments of the Gateway Fund, subject to the policies and control of the Trust's Board of Trustees. The Management Agreement for the Gateway Fund became effective January 1, 1999. Services were provided by the Adviser under an investment advisory contract beginning December 15, 1995, and previously by GIA under a similar contract prior to December 15, 1995.

         Pursuant to the Management Agreement, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding such fund's investments; (ii) office space, telephones, and other office equipment; and
(iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) expenses incurred in connection with association membership dues, except the annual dues of the Trust for its membership in the Investment Company Institute, which shall be paid by the Trust; (ii) expenses of printing and distributing all Fund registration statements, prospectuses and reports to current Fund shareholders; (iii) costs of printing and transmitting reports to governmental agencies; and (iv) printing and mailing costs. The Management Agreement further provides that under certain circumstances the Adviser may cause each fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising such fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Management Agreement provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated among the funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

     -    expenses of continuing the Trust's existence;
     -    fees and expenses of trustees not employed by the Adviser;
     -    expenses incurred by the Fund pursuant to the Fund's Distribution
          Plan;
     - expenses of registering or qualifying the Trust or its shares under federal and various state laws and maintaining and updating such registrations and qualifications on a current basis;
     - interest expenses, taxes, fees, and commissions of every kind; expenses of issue, including cost of share certificates;
     -    repurchases and redemption of shares;
     - charges and expenses of custodians, transfer agents, fund accountants, shareholder servicing agents, dividend disbursing agents, and registrars;
     -    expenses of valuing shares of each Fund;
     -    auditing, accounting, and legal expenses;
     -    expenses of shareholder meetings and proxy solicitations therefore;
     -    insurance expenses;
     -    membership fees of the Investment Company Institute;
     - and all "extraordinary expenses" as may arise, including all losses and liabilities in administrating the Trust; expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify its officers, trustees, and agents with respect thereto

         A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser under the Management Agreement, the Gateway Fund pays the Adviser a management fee (the "Management Fee") at (a) the annual rate of 0.925% of the average value of the daily net assets of the Fund; minus (b) the amount of the Fund's expenses incurred pursuant to its Distribution Plan. In addition, as long as the Adviser is providing transfer agency, fund accounting, and other services pursuant to the Services Agreement with the Trust dated January 1, 1998, the Adviser shall receive no separate compensation for such services with respect to the Gateway Fund during the term of the Management Agreement.

         If total expenses of the Fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions, and any "extraordinary expenses" determined as above described) exceed the specified percentage of the Fund's average daily net asset value for such year, the Management Agreement requires the Adviser to bear all such excess expenses up to the amount of the Management Fee. The applicable expense limitation percentage for the Fund is 1.50% of the Fund's average daily net asset value. Each month the Management Fee is determined and the Fund's expenses are projected. If the Fund's projected expenses are in excess of the above-stated expense limitations, the Management Fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to the Fund shall not exceed the aggregate Management Fee paid by the Fund to the Adviser for the year.

GATEWAY SMALL CAP INDEX FUND INVESTMENT ADVISORY CONTRACT

         The Trust has retained the Adviser under an investment advisory contract (the "Adviser Contract") to act as investment manager and in such capacity supervise the investments of the Gateway Small Cap Index Fund, subject to the policies and control of the Trust's Board of Trustees. The Adviser Contract for the Small Cap Index Fund became effective December 15, 1995. Services were provided by GIA under a substantially identical contract prior to this date.

         Pursuant to the Adviser Contract, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding such fund's investments; (ii) office space, telephones, and other office equipment; and
(iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) advertising and other marketing expenses in connection with the sale of the shares of the funds; (ii) expenses of printing and distributing prospectuses and related documents to prospective shareholders; and (iii) association membership dues (other than for the Investment Company Institute). The Adviser Contract further provides that under certain circumstances the Adviser may cause each fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising such fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Adviser Contract provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated among the funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

     -    fees and expenses of trustees not employed by the Adviser;
     - expenses of printing and distributing prospectuses to current shareholders of the Trust;
     - expenses pertaining to registering or qualifying the Trust or its shares under various federal and state laws, and maintaining and updating such registrations and qualifications;
     - interest expense, taxes, fees, and commissions (including brokerage commissions) of every kind;
     -    expenses related to repurchases and redemptions of shares;
     - charges and expenses of custodians, transfer agents, dividend disbursing agents, and registrars;
     -    expenses of valuing shares of each fund;
     - printing and mailing costs other than those expressly assumed by the Adviser;
     -    auditing, accounting, and legal expenses;
     - expenses incurred in connection with the preparation of reports to shareholders and governmental agencies;
     -    expenses of shareholder meetings and proxy solicitations;
     -    insurance expenses;
     - all "extraordinary expenses" which may arise, including all losses and liabilities incurred in connection with litigation proceedings and claims, and the legal obligations of the Trust to indemnify its officers, trustees, and agents with respect thereto.

         A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser under the Adviser Contract, the Small Cap Index Fund pays the Adviser an advisory fee (the "Advisory Fee") computed at an annual rate of 0.90% of the first $50 million of the average daily net asset value of such fund, 0.70% of such asset value in excess of $50 million and less than $100 million, and 0.60% of such asset value in excess of $100 million.

         If total expenses of the Fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions, and any "extraordinary expenses" determined as above described) exceed the specified percentage of the Fund's average daily net asset value for such year, the Adviser Contract requires the Adviser to bear all such excess expenses up to the amount of the Advisory Fee. The applicable expense limitation percentage for the Fund is 2.00% of the Fund's average daily net asset value. Each month the Advisory Fee is determined and the Fund's expenses are projected. If the Fund's projected expenses are in excess of the above-stated expense limitations, the Advisory Fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to the Fund shall not exceed the aggregate Advisory Fee paid by the Fund to the Adviser for such year.

         The following table shows the Advisory Fees earned by the Adviser (or
GIA) for providing services to the funds under the then-current investment advisory contracts. It also shows the amount of the fees waived by the Adviser for the years ended December 31, 1997, 1996, and 1995.

--------------------- --------------------------------- ----------------------------------
   FEE AND WAIVER               GATEWAY FUND                  SMALL CAP INDEX FUND
--------------------- --------------------------------- ----------------------------------

1997 Fee Earned                  $1,530,637                          $118,875
1997 Fee Waived                           0                            73,783
                                 ----------                         ---------
1997 Fee Paid                    $1,530,637                         $  45,092
                                 ==========                         =========

--------------------- --------------------------------- ----------------------------------

1996 Fee Earned                  $1,272,990                          $91,823
1996 Fee Waived                           0                           91,823
                                 ----------                          -------
1996 Fee Paid                    $1,272,990                          $     0
                                 ==========                          =======

--------------------- --------------------------------- ----------------------------------

1995 Fee Earned                  $1,246,576                           $85,502
1995 Fee Waived                           0                            85,502
                                 ----------                          --------
1995 Fee Paid                    $1,246,576                          $      0
                                 ==========                          ========

--------------------- --------------------------------- ----------------------------------

         The Management Agreement and the Adviser Contract further provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The Management Agreement and the Adviser Contract contemplate that the Adviser may act as an investment manager or adviser for others.

         The Management Agreement and the Adviser Contract may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, and by vote of the shareholders of the applicable fund.

         The Management Agreement and the Adviser Contract may be terminated, upon 60 days' written notice (which notice may be waived) at any time without penalty (i) by the Board of Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the applicable fund; or (iii) by the Adviser. Both the Management Agreement and the Adviser Contract terminate automatically in the event of assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

         The Management Agreement continues in effect until December 31, 2000 and the Adviser Contract continues in effect until December 31, 1999, and thereafter, provided that their continuance for the funds for each renewal year is specifically approved in advance (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the funds, and
(ii) by vote of a majority of the trustees who are not parties to the Adviser Contracts or "interested persons" of any party to the Management Agreement or the Adviser Contract (other than as Trustees of the Trust) by votes cast in person at a meeting specifically called for such purposes.

DISTRIBUTION PLAN

         As described in the Supplement dated January 1, 1999 to the Gateway Fund's Prospectus, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") became effective on January 1, 1999. Any amendment that materially increases the amount of expenditures permitted under the Plan must be approved by a vote of a majority of the outstanding voting securities of the Gateway Fund. The Plan may be terminated at any time by the vote of a majority of i) the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or ii) the outstanding voting securities of the Gateway Fund. The Adviser, and Walter G. Sall, J Patrick Rogers and the other officers of the Trust (because of their respective associations with the Adviser), may indirectly benefit from any payments made pursuant to the Plan. For a description of other material aspects of the Plan, see the Supplement to the Prospectus.

CUSTODIAN

         Star Bank, 425 Walnut Street, Cincinnati, OH 45202, acts as custodian of the Trust's assets (the "Custodian"). The Custodian has no part in determining the investment policies of any fund or which securities are to be purchased or sold by any fund.

SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING, AND FINANCIAL SERVICING AGENT

         The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend Disbursing, and Financial Servicing Agent (the "Servicing Agent"). The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, 400 TechneCenter Drive, Suite 220, Milford, OH 45150. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts, depositing the payments for the purchase of fund shares with the Custodian, and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains a bookshare account for each shareholder as set forth in the subscription application, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

         As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by such fund.

         The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "SHAREHOLDER SERVICES" herein). With regard to the Systematic Withdrawal Program, the Servicing Agent will process such Systematic Withdrawal Program orders as are duly executed by shareholders and will direct appropriate payments to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs, and other plans or programs for investing shares as provided in the funds' current prospectuses.

         The Small Cap Index Fund reimburses the Servicing Agent for printing, mailing, and compliance expenses. The Gateway Fund reimburses the Servicing Agent for compliance expenses. The Small Cap Index Fund compensates the Servicing Agent for these services at a fixed rate of $4,000 per month, plus the greater of $2,500 per month or an annual rate of 0.20% of the Fund's average net assets. Beginning January 1, 1999, pursuant to the Gateway Fund Management Agreement, the Servicing Agent receives no compensation for its services to Gateway Fund. For the year ended December 31, 1997, the Adviser earned $726,747 in its capacity as Servicing Agent to the four funds of the Trust then in effect.


                                    BROKERAGE
                                    ---------

         Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

         In effecting portfolio transactions for each fund, the Adviser is obligated to seek best execution, which is to execute a fund's transaction where the most favorable combination of price and execution services are available ("best execution"), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in each fund's best interest, considers all relevant factors, including:

    -     price;
    -     the size of the transaction;
    -     the nature of the market for the security;
    -     the amount of commission;
    - the timing of the transaction taking into account market prices and trends;
    - the reputation, experience, and financial stability of the broker-dealer involved;
    - the quality of service rendered by the broker-dealer in other transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of a fund as a factor in the selection of broker-dealers to execute securities transactions for such fund. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.

         The Trust has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that BT Alex. Brown Incorporated, or any of its affiliates ("Alex. Brown"), in its capacity as a registered broker-dealer, will effect securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates.

         Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Trust may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser's obligation to obtain best qualitative execution. Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as Alex. Brown) may be prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Therefore, Alex. Brown will not serve as the Trust's dealer in connection with over-the-counter transactions. However, Alex. Brown may serve as the Trust's broker in over-the counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

         The Trust will not effect any brokerage transactions in its portfolio securities with Alex. Brown if such transactions would be unfair or unreasonable to the Trust's shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. In determining the commissions to be paid to Alex. Brown, it is the policy of the Trust that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Trust as those which would be charged by other qualified brokers having comparable execution capability, and (b) at least as favorable to the Trust as commissions contemporaneously charged by Alex. Brown on comparable transactions for its most favored unaffiliated customers, except for customers of Alex. Brown considered by a majority of the Trust's disinterested trustees not to be comparable to the Trust. The disinterested trustees from time to time review, among other things, information relating to the commissions charged by Alex. Brown to a fund and its other customers, and other information concerning the commissions charged by other qualified brokers. It is not contemplated that brokerage transactions will be effected exclusively through Alex. Brown. The Adviser may from time to time use other brokers, including brokers that provide research services as discussed below.

         While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical, or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the Advisory Fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.

         The Adviser has an agreement with Bridge Information Systems, Inc. ("Bridge") to direct brokerage transactions to Bridge in exchange for research services provided to the Adviser. For the fiscal year ended December 31, 1997, the Trust paid brokerage commissions to Bridge of $291,064 for effecting brokerage transactions totaling $483,366,912. The Adviser may from time to time enter into similar agreements with other brokers.

         The Adviser Contracts provide that, subject to such policies as the Trustees may determine, the Adviser may cause a fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for such fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include:

     - advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities, or purchasers, or sellers of securities;
     - furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts;
     - effecting securities transactions and performing functions incidental thereto (such as clearance and settlement);
     - services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

         The following table shows the brokerage commissions paid by the funds in the years ended December 31, 1997, 1996, and 1995.

--------------------------- -------------------------- -------------------------- ---------------------------
       NAME OF FUND             1997 COMMISSIONS           1996 COMMISSIONS            1995 COMMISSIONS
--------------------------- -------------------------- -------------------------- ---------------------------


                                       20

Gateway Fund                         $570,068                   $274,816                   $128,373
Small Cap Index Fund                 $ 24,496                   $  9,766                   $ 12,492

--------------------------- -------------------------- -------------------------- ---------------------------

         The increased levels of commissions paid by the Gateway Fund from 1995 to 1996 are attributable to increased levels of shareholder activity resulting in higher portfolio turnover and to increased use of put options to hedge the portfolio. The increased level paid by the Gateway Fund and the Small Cap Index Fund from 1996 to1997 is attributable to an overall increase in total assets during the 1997 fiscal year.

         The Gateway Fund paid a total of $1,750 of brokerage commissions to BT Alex. Brown Incorporated for the year ended December 31, 1997 or 0.30% of the entire amount of commissions paid to all brokers for this Fund. The aggregate amount of transactions involving the payment of these commissions is $1,339,775, or 0.21% of the entire amount of transactions effected through all brokers combined for this Fund.

                             ADDITIONAL TAX MATTERS
                             ----------------------

         The tax discussion set forth below and in the Combined Prospectus is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in a fund.

FEDERAL TAX MATTERS

         Each of the funds is treated as a separate association taxable as a corporation. The following information, therefore, applies to each fund separately unless otherwise specifically stated.

         Each fund has met, and each of the funds in the future intends to meet, the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its shareholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, one of the principal tests which each fund must meet in each fiscal year in order to qualify as a regulated investment company is the "90% Test." The 90% Test requires that at least 90% of a fund's gross income must be derived from dividends, interest, and gains from the sale or other disposition of securities, including gains from options.

         Gains realized from transactions on put and call options (other than options on securities indexes) generally will be long term or short term, depending on the nature of the option transaction and on the length of time the option is owned by the fund.

         Long-term capital gain distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his or her shares, and are not eligible for the dividends-received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

         Distributions on shares of any fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

         The tax status of distributions made by each fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his or her own tax adviser. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital loss carryforwards.

STATE AND LOCAL TAX ASPECTS

         The laws of several state and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his or her own tax adviser as to the status of his or her shares and distributions in respect of those shares under state and local tax laws.

                       TRUSTEES AND OFFICERS OF THE TRUST
                       ----------------------------------

         The Trustees and officers of the Trust, together with information as to their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company") and their principal occupations during at least the past five years, are listed below.

         *WALTER GENE SALL, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Chairman and Trustee of the Trust; Chairman of the Adviser; various senior management positions and offices held with the Trust, the Company, and the Adviser since 1977.
Age 53.

         *J. PATRICK ROGERS, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Trustee of the Trust since December 1998; President of the Trust since 1997; President of the Adviser since 1995; portfolio manager of the funds since 1997; co-portfolio manager of the funds from 1995 to 1997; various senior management positions and offices held with the Trust and the Adviser since 1989. Age 34.

         JAMES M. ANDERSON, Children's Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, OH 45229; Trustee of the Trust since April 1997; Children's Hospital Medical Center, President and Chief Executive Officer since November 1996, Chairman of the Board of Trustees from 1992 through 1996, and Trustee since 1979; Taft Stettinius & Hollister (law firm), Partner from 1982 to November 1996; Access Corporation (software distributor), Secretary from 1985 to 1996, Consultant from 1996 to 1997, and Director 1997 to 1998; Cincinnati Stock Exchange, Trustee since 1978; River City Insurance Limited, Director since 1991. Age 56.

         STEFEN F. BRUECKNER, ProMutual Group, Inc., P. O. Box 9178, Boston, MA 02205; Trustee of the Trust since October 1992; President, ProMutual Group (a professional liability insurance company) since 1998; Director, President, and Chief Executive Officer, Anthem Companies, Inc. (health insurer) 1995 to 1998; Director and President of Community Mutual Insurance Company (health insurer) from 1991 to 1998, and various management positions from 1986 to 1998. Director of Anthem Health and Life Insurance Company, Anthem Life Insurance Company, and various other affiliates and subsidiaries. Age 49.

         KENNETH A. DRUCKER, Sequa Corp., 200 Park Avenue, New York, NY 10166; Director of the Company from January 1984 to May 1986; Trustee of the Trust since April 1986; Vice President and Treasurer, Sequa Corporation (gas turbine and industrial equipment) since November 1987. Prior thereto, Senior Vice President and Treasurer, JWT Group, Inc. (advertising, public update relations, and market research). Age 53.

         BEVERLY J. FERTIG, 8591 Woodbrier Drive, Sarasota, FL 34238; Trustee of the Trust since September 1988; arbitrator, National Association of Securities Dealers, Inc., since January 1992; Vice President, Marketing and Communications, Coffee, Sugar and Cocoa Exchange from January 1989 to December 1991; Executive Director, National Institutional Options and Futures Society, March 1988 to December 1988; prior thereto, Vice President, Institutional Marketing, Chicago Board Options Exchange. Age 68.

         R. S. (DICK) HARRISON, 4040 Mt. Carmel Road, Cincinnati, OH 45244; Director of the Company from 1977 to 1982; Trustee of the Trust since April 1996; Director/Chairman of the Board, Baldwin Piano & Organ Company from 1994 to 1997; Chairman of the Board/CEO, Baldwin Piano & Organ Company from 1983 to 1994. Prior thereto, various management positions with Baldwin Piano & Organ Company, Cincinnati, OH. Director of Anderson Bank of Cincinnati, OH and Trustee of Kenyon College. Age 66.

         WILLIAM HARDING SCHNEEBECK, 251 Indian Harbor Road, Vero Beach, FL 32963; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986; retired, formerly Chairman of Midwestern Fidelity Corp. Age 69.

         JAMES E. SCHWAB, XTEK, Inc., 11451 Reading Road, Cincinnati, OH 45241-2283; Trustee of the Trust since December 1998; President of XTEK, Inc. (a manufacturing company), from November 1995 to present, Vice President of XTEK, Inc. from October 1994 to November 1995; various executive positions with American Financial Corporation and its affiliates from 1985 to 1994, including Senior Vice President of General Cable Corporation from 1992 to 1994 and Senior Vice President of the Penn Central Corporation (now called the American Financial Group) from 1989 to 1992. Age 55.

         *GEOFFREY KEENAN, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Vice President of the Trust since April 1996; Chief Operating Officer, Gateway Investment Advisers, L.P. since December 1995; Executive Vice President and Chief Operating Officer, Gateway Investment Advisers, Inc. since 1995; Vice President, Gateway Investment Advisers, Inc. from 1991 to 1995. Age 40.

         *PAUL R. STEWART, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Treasurer of the Trust since October 1995; Chief Financial Officer of the Adviser since 1996, Controller of the Adviser from October 1995 to December 1996; Audit Manager and Senior, Price Waterhouse from September 1992 to 1995 and from August 1988 to August 1991. Age 33.

         *DONNA M. SQUERI, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Secretary of the Trust since October 1995; Secretary and General Counsel of the Adviser since September 1995; in-house counsel of Bartlett & Co., a registered investment adviser, from October 1984 to September 1993. Age 39.

         *Messrs. Sall, Rogers, Keenan, and Stewart and Ms. Squeri are affiliated persons of the Trust and the Adviser as defined by the Investment Company Act of 1940. Mr. Sall is an "interested person" of the Trust as defined by the Investment Company Act of 1940.

         Messrs. Sall, Rogers, Keenan, and Stewart and Ms. Squeri, each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Mr. Sall receives fees as follows: (a) an annual fee of $3,000, payable in equal quarterly installments for services during each fiscal quarter; (b) a $500 base fee plus $100 per fund for each regular or special meeting of the Board of Trustees attended; and (c) $200 per fund ($1,000 per fund for the Chairman) for each Audit Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

         The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 1997.

---------------------- ----------------------------------------------
                                    TOTAL COMPENSATION
   NAME OF TRUSTEE                      FROM TRUST
---------------------- ----------------------------------------------

James M. Anderson                        $  3,300
Stefen F. Brueckner                      $  6,600
Kenneth A. Drucker                       $ 12,200
Beverly J. Fertig                        $  6,600
R. S. Harrison                           $  7,400
Walter G. Sall                           $      0
William H. Schneebeck                    $  8,100

---------------------- ----------------------------------------------


             INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS
             -------------------------------------------------------

         Arthur Andersen LLP, 425 Walnut Street, Cincinnati, OH 45202, serves as independent public accountants of the Trust. Arthur Andersen LLP performs an annual audit of each fund's financial statements, reviews each fund's tax returns, and provides financial, tax, and accounting consulting services as requested.

         The financial statements and independent auditors' report required to be included in this SAI are incorporated herein by this reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997. In addition, the Trust's Semi-Annul Report to Shareholders for the period ended June 30, 1998 is incorporated herein by this reference.


                        PRINCIPAL HOLDERS OF FUND SHARES
                        --------------------------------

GATEWAY FUND

         As of October 30, 1998, the Gateway Fund had 21,265,603.553 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

   --------------------------------------------------- ---------------------------------- --------------------------
                                                               NUMBER OF SHARES
                    NAME AND ADDRESS                                                          PERCENT OF CLASS
   --------------------------------------------------- ---------------------------------- --------------------------

   BT Alex. Brown Inc. Mutual Funds Dept.                    9,224,022.223                          43.38%
   P. O. Box 1346
   Baltimore, MD  21203

   Charles Schwab and Company, Inc.                          3,067,588.439                          14.43%
   Reinvest Account Special Custody Account for
   Mutual Fund Department
   101 Montgomery Street
   San Francisco, CA  94104

   Trustees and officers of the Trust as a group               239,163.893                           1.12%

   Adviser officers and directors as a group                    58,126.041                      Less than 1%

   --------------------------------------------------- ---------------------------------- --------------------------

SMALL CAP INDEX FUND

         As of October 30, 1998, the Small Cap Index Fund had 1,144,568.603 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

   ------------------------------------------------ ------------------------------------- --------------------------
              NAME AND ADDRESS OF OWNER                       NUMBER OF SHARES                PERCENT OF CLASS
   ------------------------------------------------ ------------------------------------- --------------------------

   Andrew Wyeth                                                 162,688.431                        14.21%
   Chadds Ford, PA  19317

   Up East, Inc.                                                113,854.405                         9.95%
   c/o Betsy J. Wyeth
   P.O. Box 48
   Chadds Ford, PA  19317

   Betsy Wyeth                                                  105,701.808                         9.24%
   Chadds Ford, PA  19317

   BT Alex. Brown Inc. Mutual Funds Dept.                        80,569.265                         7.04%
   P.O. Box 1346
   Baltimore, MD  21203

   Betsy Wyeth Growth                                            79,793.168                         6.97%
   Chadds Ford, PA  19317

   Trustees and officers of the Trust as a group                 27,891.188                         2.44%

   Adviser officers and directors as a group                      5,757.788                     Less than 1%

   ------------------------------------------------ ------------------------------------- --------------------------

         The SEC has defined "beneficial owner" of a security to include any person who has voting power or investment power with respect to any such security, any person who shares voting power or investment power with respect to any such security, or any person who has the right to acquire beneficial ownership of any such security within 60 days.

SHARES HELD BY ADVISER

         As of October 30, 1998, the Adviser held in a fiduciary capacity the indicated amounts of the outstanding shares of each fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.

------------------------------------ ------------------------------------ --------------------------------------
           NAME OF FUND                       NUMBER OF SHARES                    PERCENTAGE OF SHARES
------------------------------------ ------------------------------------ --------------------------------------

Gateway Fund                                       552,294                               2.60%
Small Cap Index Fund                               458,818                              40.09%

------------------------------------ ------------------------------------ --------------------------------------

                                   SCHEDULE A
                                   ----------
                     (STOCKS INCLUDED IN THE S&P 100 INDEX)


Allegheny Teledyne Incorporated         Entergy Corporation                      Northern Telecom Limited
Aluminum Company of America             Exxon Corporation                        Occidental Petroleum Corporation
American Electric Power Co., Inc.       Federal Express Corporation              Oracle Corporation
American Express Company                First Chicago NBD Corporation            PepsiCo, Inc.
American General Corp.                  Fluor Corporation                        Pharmacia & Upjohn
American International Group, Inc.      Ford Motor Company                       Polaroid Corporation
Ameritech Corporation                   General Dynamics Corporation             Ralston Purina Co.
Amoco Corporation                       General Electric Company                 Raytheon Co Class A Stock
AMP, Incorporated                       General Motors Corporation               Rockwell International Corporation
AT&T                                    Halliburton Company                      Schlumberger Limited
Atlantic Richfield Co.                  Harrah's Entertainment, Inc.             Sears, Roebuck and Co.
Avon Products, Inc.                     Harris Corporation                       Southern Company
Baker Hughes, Inc.                      Heinz (H. J.) Company                    Tandy Corporation
BankAmerica Corporation                 Hewlett Packard Company                  Tektronix, Inc.
Baxter International Inc.               Homestake Mining Company                 Texas Instruments, Incorporated
Bell Atlantic Corporation               Honeywell Inc.                           The Black & Decker Corporation
Bethlehem Steel Corporation             Intel Corporation                        The Boeing Company
Boise Cascade Corporation               International Business                   The Coastal Corporation
Bristol-Myers Squibb Company               Machines Corporation                  The Coca-Cola Company
Brunswick Corporation                   International Flavors &                  The Dow Chemical Company
Burlington Northern Santa Fe Corp.         Fragrances Inc.                       The Hartford Financial
Ceridian Corporation                    International Paper Company                 Services Group, Inc.
Champion International Corporation      Johnson & Johnson                        The Limited, Inc.
Chrysler Corporation                    Kmart Corporation                        The May Department Stores Co.
CIGNA Corporation                       Mallinckrodt Inc.                        The Williams Companies, Inc.
Cisco Systems, Inc.                     McDonald's Corporation                   Toys "R" Us, Inc.
Citicorp                                MCI Communications Corporation           Unicom Corporation
Colgate-Palmolive Company               Merck & Co., Inc.                        Unisys Corporation
Columbia/HCA Healthcare Corporation     Merrill Lynch & Co., Inc.                United Technologies Corporation
Computer Sciences Corporation           Microsoft Corp.                          Wal-Mart Stores, Inc.
Delta Air Lines, Inc.                   Minnesota Mining                         Walt Disney Productions
Digital Equipment Corporation              and Manufacturing                     Weyerhaeuser Company
DuPont (E. I.) de Nemours and Co.       Mobil Corporation                        Xerox Corporation
Eastman Kodak Company                   Monsanto Company
                                        National Semiconductor Corp.
                                        NationsBank Corporation
                                        Norfolk Southern Corporation






                                   SCHEDULE B
                                   ----------
                (STOCKS INCLUDED IN THE WILSHIRE SMALL CAP INDEX)



20th Century Industries                      Catellus Development Corporation        Geotek Communications, Inc.
ACC Corp.                                    Centex Corporation                      Gerber Scientific, Inc.
Acuson Corporation                           Central Hudson Gas &                    Gibson Greetings, Inc.
ACX Technologies, Inc.                          Electric Corporation                 Gilead Sciences, Inc.
Advanced Tissue Sciences Inc.                Cephalon, Inc.                          Glenayre Technologies
ADVANTA                                      Cerner Corporation                      Golden Books Family
Agouron Pharmaceuticals, Inc.                Charming Shoppes, Inc.                     Entertainment, Inc.
Airborne Freight Corporation                 Chemed Corporation                      Golden State Bancorp Inc.
AK Steel Holding Corporation                 Chesapeake Corporation                  Grand Casinos Inc. *
Alaska Air Group, Inc.                       Chiquita Brands International           Gymboree Corp
Albany International Corp.                   Chris-Craft Industries, Inc.            Haemonetics Corporation
Alliance Pharmaceutical Corp.                CILCORP Inc.                            Harken Energy Corporation
American Bankers Insurance                   Cincinnati Milacron Inc.                Hecla Mining Company *
   Group, Inc.                               Cirrus Logic, Inc.                      Herbalife International Inc
American Management                          Citrix Systems Inc                         Class A Stock
   Systems Inc                               City National Corporation               HON INDUSTRIES, Inc.
Americredit Corp.                            Clarcor Inc.                            Houghton Mifflin Company
AMRESCO, Inc.                                Coast Savings Financial, Inc.           Hunt (J. B.) Transport
APAC TeleServices Inc                        Coeur d'Alene Mines Corporation            Services, Inc.
Arcadia Financial Ltd.                       Computervision Corporation              Hutchinson Technology Inc
Arnold Industries, Inc.                      Coventry Corporation                    Hyperion Software Corp
Arvin Industries, Inc.                       Credence Systems Corporation            ICN Pharmaceuticals Inc.
Aspect Telecommunications Corp               Credit Acceptance Corporation           Imperial Credit Industries, Inc.
Astoria Financial Corporation                Data General Corporation                Information Resources, Inc.
ATL Ultrasound Inc.                          Dentsply International Inc.             Integrated Device Technology, Inc.
Avid Technology, Inc.                        Diagnostic Products Corporation         Integrated Health Services, Inc.
Aztar Corporation                            Donaldson Company, Inc.                 International Dairy Queen, Inc.
B/E Aerospace, Inc.                          Dreyer's Grand Ice Cream, Inc.          International Multifoods Corp.
Baldor Electric Company                      DSP Communications Inc                  Intuit Inc
Ballard Medical Products                     Eagle Hardware & Garden, Inc.           John Alden Financial Corporation
Bank United Corp                             Eastern Utilities Associates            Kaman Corporation
Banta Corporation                            Echo Bay Mines Ltd.                     Kaufman and Broad
Barrett Resources Corp                       Envoy Corp                                 Home Corporation
Bassett Furniture Industries, Inc.           ESS Technology Inc.                     Kellwood Company
Beckman Instruments, Inc.                    Exabyte Corporation                     Kemet Corporation *
Benton Oil and Gas Co.                       Extended Stay America Inc.              Kennametal Inc.
Bergen Brunswig Corporation                  Federal-Mogul Corporation               Kimball International, Inc.
Best Buy Co., Inc.                           First Commerce Corporation              Lam Research Corporation
Birmingham Steel Corporation                 Fleming Companies, Inc.                 Lands' End, Inc.
Block Drug Company Inc.                      Flowers Industries, Inc.                Lattice Semiconductor Corporation
Brightpoint, Inc.                            Forcenergy Inc.                         Lawson Products, Inc.
Broderbund Software Inc                      Foremost Corporation of America         Lawter International, Inc.
Brown Group, Inc.                            FPA Medical Management Inc              La-Z-Boy Incorporated
Brush Wellman Inc.                           Fred Meyer, Inc.                        Lennar Corporation
Calgon Carbon Corporation                    Fuller (H. B.) Company                  Life Re Corporation
Carlisle Companies Incorporated              Gaylord Container Corp.                 Lincare Holdings Inc.
Carpenter Technology Corporation             GenCorp Inc.                            Lomak Petroleum, Inc.



Lone Star Steakhouse &                 Pride International Inc.               Superior Industries
   Saloon, Inc.                        PSINet Inc.                               International, Inc.
Long Island Bancorp, Inc.              Public Service Company                 Swift Energy Company
Luby's Cafeterias, Inc.                   of New Mexico                       Sybase Inc
Mac Frugal's Bargainso                 Pulitzer Publishing Co.                Symantec Corporation
   Close-outs Inc.                     Pulte Corporation                      Symbol Technologies, Inc.
Macromedia, Inc.                       Quaker State Corporation               TCA Cable TV, Inc.
Magna Group, Inc.                      Quick and Reilly Group Inc.            Teleflex Incorporated
Marine Drilling Companies, Inc.        Ralcorp Holdings Inc.                  Tesoro Petroleum Corporation
MAXXAM Inc.                            Rational Software Corporation          The Dress Barn, Inc.
MDU Resources Group, Inc.              Regal Cinemas Inc.                     The Liberty Corporation
Mercury Finance Co                     Reliance Group Holdings, Inc.          The Liposome Company Inc.
Micro Warehouse, Inc.                  Riggs National Corporation             The Profit Recovery Group
Mid Atlantic Medical Services          Rollins Truck Leasing Corp.               International, Inc.
Mobile Telecommunication               Rollins, Inc.                          The Standard Products Co.
   Tech Corp.                          Roslyn Bancorp Inc                     The Standard Register Company
Mohawk Industries Inc.                 Ross Stores, Inc.                      The West Company, Incorporated
Money Store Inc.                       Ruby Tuesday, Inc.                     Thiokol Corporation
NAC Re Corporation                     Russ Berrie and Company, Inc.          Tucson Electric Power Company
NACCO Industries, Inc.                 S3 Incorporated                        UGI Corporation
National Semiconductor Corp.           Sbarro, Inc.                           United Companies Financial Corp.
NCH Corporation                        Seagull Energy Corporation             Valley National Bancorp
Networks Associates Inc.               Sequent Computer Systems, Inc.         Vanguard Cellular Systems, Inc.
New England Business                   Shared Medical Systems Corp.           Varco International, Inc.
   Service, Inc.                       Shiva Corp                             Vitesse Semiconductor Corp
Northeast Utilities                    Shorewood Packaging Corporation        Vivus Inc
NTL Inc.                               Showboat, Inc.                         VLSI Technology, Inc.
Oak Technology, Inc.                   Sierra Pacific Resources               Wallace Computer Services, Inc.
OMI Corp.                              Silicon Valley Group, Inc.             Washington Federal Inc.
ONBANCorp, Inc.                        Sotheby's Holdings, Inc.               Wausau Mosinee Paper Corp.
ONEOK Inc.                             Southdown Inc.                         Western National Corporation
Orange and Rockland Utilities, Inc.    Southern Indiana Gas &                 Westpoint Stevens Inc.
Overseas Shipholding Group, Inc.          Electric Co.                        World Color Press, Inc.
Paging Network Inc                     Southwest Gas Corporation              Xircom Inc.
Papa John's International              Southwestern Energy Company            Xylan Corp
Pegasus Gold Inc.                      Sovereign Bancorp, Inc.                Yellow Corporation
Pentair, Inc.                          St. Paul Bancorp Inc.                  Zenith National Insurance Corp.
Peoples Bank                           Stanhome Inc.                          Zoltek Companies, Inc.
Perrigo Company                        Station Casinos, Inc.                  Zurn Industries, Inc.
Pittston Brink's Group                 Stride Rite Corp.
Pixar Animation Studios                Structural Dynamics
Playtex Products Inc                      Research Corporation
Pogo Producing Company                 Sunglass Hut International Inc


                                   SCHEDULE C
                                   ----------

         The beta measurements used in the Combined Prospectus were calculated by using MicroSoft Excel spreadsheets and the statistical function slope available in MicroSoft Excel. The SLOPE function returns the slope of the linear regression line through data points in known y's and known x's. The slope is the vertical distance divided by the horizontal distance between any two points on the line, which is the rate of change along the regression line.

         The equation for beta (slope) is shown below.

               Beta =  n(SIGMA)xy - ((SIGMA)x)((SIGMA)y)
                       ----------------------------------------
                       n(SIGMA)x to the power of 2 - ((SIGMA)x)to the power of 2

                 Where y = the Fund's monthly total returns in the period
                       x = the Index's monthly total returns in the period

--------------------------------------------------------------------------------

                                THE GATEWAY TRUST

--------------------------------------------------------------------------------

                                                          Registration Statement
                                 Securities Act of 1933 Registration No. 2-59895
                       Investment Company Act of 1940 Registration No. 811-02773




                               CINCINNATI FUND(R)

                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 1, 1999













         This Statement is not a prospectus but should be read in conjunction with the current Prospectus of the Cincinnati Fund dated May 1, 1998. A copy of the Prospectus may be obtained from the Fund by written or telephone request directed to the Fund at the address or the telephone number shown below.



--------------------------------------------------------------------------------

                                 P. O. BOX 5211
                           CINCINNATI, OHIO 45201-5211
                                 (800) 354-5525

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

INTRODUCTION......................................................................................................3

  General Information About The Gateway Trust.....................................................................3

INVESTMENT PRACTICES AND RESTRICTIONS.............................................................................4

  General.........................................................................................................4

  Investment Restrictions.........................................................................................4

PERFORMANCE AND RISK INFORMATION..................................................................................6

  Performance Information.........................................................................................6
      Total Return Calculations...................................................................................6
      Historical Results..........................................................................................6

  Risk Information................................................................................................7
      Comparative Indexes.........................................................................................7
      Standard Deviation..........................................................................................7
      Beta........................................................................................................7

  Rankings And Comparative Performance Information................................................................7

SHAREHOLDER SERVICES..............................................................................................7

  Open Account....................................................................................................8

  Automatic Investment Program....................................................................................8

  IRAs............................................................................................................8

  Systematic Withdrawal Program...................................................................................9

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION....................................................................9

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................11

  Gateway Investment Advisers, L.P...............................................................................11

  Investment Advisory Contract...................................................................................11

  Custodian......................................................................................................12

  Shareholder Servicing, Transfer, Dividend Disbursing, And Financial Servicing Agent............................12

BROKERAGE........................................................................................................13

  Additional Tax Matters.........................................................................................14

  Federal Tax Matters............................................................................................14

  State And Local Tax Aspects....................................................................................14

TRUSTEES AND OFFICERS OF THE TRUST...............................................................................15

INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS..........................................................16

PRINCIPAL HOLDERS OF CINCINNATI FUND SHARES......................................................................16

SCHEDULE A.......................................................................................................17

                                  INTRODUCTION
                                  ------------

GENERAL INFORMATION ABOUT THE GATEWAY TRUST

         The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "funds" or individually as a "fund"). Each fund has its own investment policies, restrictions, practices, assets, and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by a Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's bylaws, as amended.

         At present, there are three series of the Trust:

             -------------------------------------------------------------------------------------------------
                     NAME OF FUND             DATE ORGANIZED                  FORMER NAMES
             -------------------------------------------------------------------------------------------------

             Gateway Fund                      1977                    Gateway Index Plus Fund until April 30,
                                                                       1998; Gateway Option Index Fund until
                                                                       March 1990; Gateway Option Income Fund
                                                                       until February 1988; Gateway Option
                                                                       Income Fund, Inc. until May 1986


             Gateway Small Cap Index Fund      April 1993              None


             Cincinnati Fund(R)                November 1994           None

             -------------------------------------------------------------------------------------------------

         Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

         The Gateway Fund and the Gateway Small Cap Index Fund are offered in one combined prospectus (the "Combined Prospectus"). The Cincinnati Fund is offered in a separate prospectus (the "Cincinnati Prospectus"). The Cincinnati Fund has a separate Statement of Additional Information. The other two funds have a combined Statement of Additional Information.

         Gateway Investment Advisers, L.P. (the "Adviser") acts as the funds' investment adviser.

                      INVESTMENT PRACTICES AND RESTRICTIONS
                      -------------------------------------

GENERAL

         The Cincinnati Fund, (the "Fund"), may hold cash for purposes of liquidity or for temporary defensive purposes. The Fund generally will hold cash reserves for the purpose of paying expenses and share redemptions and may hold cash received from the sale of the Fund's shares which has not yet been invested. In addition, the Adviser may determine from time to time that, for temporary defensive purposes, the Fund should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash.

         Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers' acceptances, commercial paper, or certificates of deposit (collectively "cash instruments"). Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more. Under normal conditions, the Adviser does not intend to invest more than 5% of the Fund's net assets in any cash instruments other than repurchase agreements.

         Repurchase agreements are instruments under which the Fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price, and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of the Fund's total assets may be invested in repurchase agreements which have a maturity longer than seven days.

INVESTMENT RESTRICTIONS

         The Trust has adopted certain fundamental policies with respect to the Fund that may not be changed without a vote of shareholders of the Fund. Under these policies, the Fund may not:

         1. purchase any security if, as a result, the Fund (or the funds in the Trust together) would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class), or more than 10% of the outstanding voting securities of an issuer.

         2. purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

         3. purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

         4. make short sales of securities or maintain a short position (a) unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

                It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes.

         5. borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the Fund's total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market.

                It is the present intention of management that the Fund will not purchase additional portfolio securities at any time when its borrowing exceeds 5% of its total assets. In order to meet redemption requests without immediately selling any portfolio securities, the Fund may borrow an amount up to 25% of the value of its total assets including the amount borrowed. If, due to market fluctuations or other reasons, the value of the Fund's assets falls below 400% of its borrowing, the Fund will reduce its borrowing which may result in the Fund being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the Fund might be deemed to be engaged in leveraging in that any such borrowing will enable the Fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

         6.     pledge more than 10% of its total assets, taken at market value.

         7. purchase or retain securities of any company if, to the knowledge of the Trust, officers and trustees of the Trust or of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

         8. buy or sell commodities or commodities futures or options contracts, or real estate or interests in real estate, although it may purchase and sell (a) securities which are secured by real estate, and (b) securities of companies which invest or deal in real estate.

         9. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws.

         10. make investments for the purpose of exercising control or management.

         11. participate on a joint or joint and several basis in any trading account in securities.

         12. purchase any security restricted as to disposition under the federal securities laws.

         13. invest in securities of other investment companies, except as part of a merger, consolidation, or other acquisition.

         14. invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

         15. make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements.

                No more than 5% of the Fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

         16. purchase any security (other than U. S. government obligations) if, as a result thereof, less than 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), government securities, and other securities which, for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

                All of the funds in the Trust taken as a group also must satisfy this 10% test.

         17.    concentrate the investments of the Fund in a single industry.

         18.    write, purchase, or sell puts, calls, or combinations thereof.

         19. buy or sell commodities, commodities futures contracts, or commodities options contracts.

         The Trust has no fundamental policy with respect to the issuance of senior securities by the Fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.

         Although the practices described in paragraphs 4, 5, and 6 above could involve more than 5% of the Fund's assets, none of those practices have been employed by the Fund. The Adviser has no current intention of causing the Fund to employ any such practice in the coming year.

                        PERFORMANCE AND RISK INFORMATION
                        --------------------------------

PERFORMANCE INFORMATION

         The Fund may quote performance in various ways. All performance information supplied by the Fund is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph, or similar illustration. The Fund's share prices and total returns fluctuate in response to market conditions, interest rates, and other factors.

         TOTAL RETURN CALCULATIONS
         -------------------------

         Total returns reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's net asset value per share (the "NAV") over the period.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five-, and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value according to the following formula:

          P (1 + T)n = ERV where   T    =  Average annual total return
                                   n    =  Number of years and portion of a year
                                   ERV  =  Ending redeemable value (of an
                                           initial hypothetical $1,000
                                           investment) at the end of the period
                                   P    =  $1,000 (the hypothetical initial
                                           investment)

         If a fund has been in existence for less than one, five, or ten years, the time period since the date it commenced operations will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

         Average annual total return is calculated as required by applicable regulations promulgated by the Securities and Exchange Commission (the "SEC"). In addition to average annual total returns, the Fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year, and cumulative total returns may be quoted as a percentage or as a dollar amount.

         HISTORICAL RESULTS
         ------------------

         The following table shows the Fund's average annual and cumulative total returns for the period ended December 31, 1997:

------------------------------------------------------------------------ ---------------------
                                           ONE YEAR         FIVE YEARS         LIFE OF FUND

------------------------------------------------------------------------ ---------------------
Average Annual Total Return                  28.98%            n/a                26.10%
------------------------------------------------------------------------ ---------------------
Cumulative Total Return                      28.98%            n/a               107.50%
------------------------------------------------------------------------ ---------------------

         The table below shows the redeemable value on December 31, 1997, for an initial investment of $10,000 in the Fund that was made at the beginning on the one- and five-year periods, and the commencement of the Fund's operations. The table assumes all dividends and distributions have been reinvested in additional shares.

-------------------------------------------------------
    ONE YEAR         FIVE YEARS         LIFE OF FUND
-------------------------------------------------------
     $12,898             n/a              $20,750
-------------------------------------------------------

RISK INFORMATION

         In evaluating the performance of any investment including the Fund, it is important to understand the risks involved in the investment. Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

         For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss than an investment in a mutual fund that invests in short-term U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given investor will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund.

         The Gateway Trust offers three different funds that produce different total returns and present different risk potentials. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in the Fund.

         COMPARATIVE INDEXES
         -------------------

         The performance and risk of the Fund may be compared to various broadly recognized indexes such as the S&P 500 Index or the Lehman Government/Corporate Bond Index. These comparative indexes are used because they are the standard benchmarks of the stock market and bond market respectively. The Fund's performance and risk may also be compared to other appropriate indexes.

         STANDARD DEVIATION
         ------------------

         Standard deviation measures the volatility of the total return of the Fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the Fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment. An investment with an expected return of 10% and a standard deviation of 15% would be expected to earn a total return ranging from -5% to +25% about 68% of the time, a total return ranging from -20% to +40% about 95% of the time, and a total return ranging from -35% to +55% about 97% of the time.

         BETA
         ----

         Beta analyzes the market risk of the Fund by showing how responsive the Fund is to the market as defined by an index. Beta is a comparative measure of the Fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is
1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets.
Beta is the slope of the "least square line" which compares the Fund with an index.

RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

         The Fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services such as Morningstar, Inc., Lipper Analytical Services, Inc., and Value Line Mutual Fund Survey, or by other financial publications with a circulation of 10,000 readers or more.

Performance comparisons may be expressed as ratings, such as the proprietary ratings published by Morningstar, Inc., or rankings, such as the rankings of funds in various categories published by Lipper Analytical Services, Inc. Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.

                              SHAREHOLDER SERVICES
                              --------------------

         Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend disbursing, and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

OPEN ACCOUNT

         The Fund's regular account for investors who purchase its shares is the Open Account. The Open Account facilitates regular purchases of Fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in Fund shares. Gateway does not charge for the automatic reinvestment of dividends and distributions.

         The Servicing Agent maintains a record of the investor's purchases, redemptions, and share balances in the investor's Open Account. Shortly after each purchase, the Servicing Agent will mail a confirmation to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares owned. Share certificates will not be issued.

         Upon opening an account, the investor may elect either of the following options: (1) reinvestment at net asset value of all distributions, or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. No annual maintenance fees are charged by the Trust on any Open Account. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

AUTOMATIC INVESTMENT PROGRAM

         Investors can arrange to use our Automatic Investment Program by either making the election on the New Account Application or by contacting Shareholder Services at (800) 354-6339 for the appropriate forms. With this service, investors purchase additional shares by having a predetermined amount of $100 or more automatically transferred from a bank account to the Trust on a monthly or quarterly basis. Changes to an Automatic Investment Program, including discontinuing participation, must be in writing and sent to The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211. All changes to the Program must be received by Gateway at least five business days prior to the next scheduled transfer.

IRAS

         Investors may purchase shares of the Fund through Individual Retirement Accounts ("IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a traditional IRA (the "Gateway Traditional IRA") and a Roth IRA (the "Gateway Roth IRA") or jointly as a "Gateway IRA"). A Gateway IRA can be adopted by an investor and is specifically designed to permit the investor to invest in shares of any Gateway fund selected by the investor. The custodian of the Gateway IRA is Star Bank. Investors can obtain forms to establish a Gateway IRA by calling Shareholder Services at (800) 354-5525.

         An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. For detailed information about a Gateway IRA, please refer to the Agreement and Disclosure Statement for the appropriate Gateway IRA. Agreements and Disclosure Statements can be obtained by calling Shareholder Services at
(800) 354-5525.

         An investor may make a direct transfer of assets from one IRA to a Gateway IRA by directing the existing IRA custodian or trustee to transfer directly to the Gateway IRA the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. Call Shareholder Services at (800) 354-5525 to obtain the appropriate transfer form.

         A Gateway Traditional IRA is eligible to receive direct rollovers of distributions from a qualified employer plan. An investor can make a direct rollover by instructing the employer's plan to wire the distribution to Star Bank as custodian for a Gateway Traditional IRA. The distribution should be wired to:

                  The Gateway Trust c/o Star Bank, N.A.
                  ABA #042-0000-13
                  Cincinnati, OH
                  Name (insert investor name)
                  Gateway Account No. (insert investor account number) Name of Gateway fund(s) in which you wish to invest.

         An investor can also make a direct rollover to a Gateway Traditional IRA by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "Star Bank, N.A., as Custodian of Individual Retirement Account of (insert investor name)," and sending that check to Gateway. The check can also be delivered in person to Gateway, or mailed to:

                  The Gateway Trust
                  Shareholder Services
                  P. O. Box 5211
                  Cincinnati, OH 45201-5211

         An investor can make a 60-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the investor and by endorsing or cashing the check and depositing some or all of the proceeds in a Gateway Traditional IRA. The deposit must be delivered in person to Gateway, or mailed to The Gateway Trust at the above address within 60 days of when the investor receives the distribution. The employer's plan must withhold 20% of the taxable amount for federal income tax if the investor chooses a 60-day rollover for the distribution.

         Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension, or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70 1/2 cannot be rolled over.

         To make a withdrawal from a Gateway IRA, an investor should contact Shareholder Services at (800) 354-5525.

         The rules for contributing to, investing under, and distributing from IRAs are complex, and any investor should consult with his or her own tax adviser if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

         Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

         No annual maintenance fees are charged by the Trust for any account, including IRAs, SEP-IRAs, retirement, and pension or profit-sharing plans, including 401(k) plans. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

SYSTEMATIC WITHDRAWAL PROGRAM

         If the value of a shareholder's account is at least $5,000, the shareholder can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount to be periodically withdrawn by a shareholder. A sufficient number of shares in the shareholder's account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

         If a shareholder participates in the Systematic Withdrawal Program, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the Fund to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Program should not, therefore, be considered a yield on investment. A shareholder can make arrangements to use the Systematic Withdrawal Program (or discontinue participation) by contacting Shareholder Services at (800) 354-5525.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

         Basic information concerning the purchase and redemption of shares is set forth under the captions "How To Purchase Additional Shares" and "How To Redeem Shares" in the Cincinnati Prospectus. Shares of the Fund are purchased and redeemed at their net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined on or after the date designated for the redemption or distribution. Information as to the method of calculating the net asset value of shares of the Fund is included in the Cincinnati Prospectus under the caption "How Fund Shares Are Priced."

         Certificates for shares of the Fund will not be issued.

         The minimum initial investment is $1,000 ($500 for IRAs). The minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees, by participants in an SEP-IRA program, and by participants in the Automatic Investment Program. The Trust reserves the right to reject any purchase order of the Fund.

         There is no minimum or maximum applicable to redemption of shares of the Fund. The Trust, however, reserves the right to redeem a shareholder's account(s) under certain circumstances. The shareholder will receive at least 60 days' written notice prior to the redemption of the account(s).

         The Trust may redeem a shareholder's account(s) in the Fund when the aggregate value of the shareholder's account(s) falls below $800 (other than as a result of market action). The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the 60-day period.

         The Trust will redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents. The shareholder may prevent such redemption by providing the requested information within the 60-day period.

         The Trust reserves the right to terminate temporarily or permanently the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The shareholder will receive written notice that the Trust intends to limit the shareholder's use of the exchange privilege. Generally the Trust limits a shareholder to twelve exchange transactions per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, normally will be counted as one account for purposes of the exchange limit.

         The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund involved in the exchange.

         Signature guarantees are required for all redemptions (on the date of receipt by the Servicing Agent of all necessary documents), regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). The signature guarantee requirement may be waived by the Trust in certain instances. The Trust also reserves the right to require a signature guarantee on any instructions or redemptions given to the Trust for any reason. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the Servicing Agent, or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either (a) on the written request for redemption; (b) on a stock power which should specify the total number of shares to be redeemed; or
(c) on all stock certificates tendered for redemption.

         The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) when trading in any of the markets which the Fund normally utilizes is restricted as determined by the SEC; (c) if any emergency exists as defined by the SEC so that disposal of investments or determination of the Fund's net asset value is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

         The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act which obligates the Fund to redeem shares in cash with respect to any one shareholder during any 90-day period up to the lesser of $250,000 or 1% of the assets of the Fund. Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the Fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities. To date, all redemptions have been made in cash.

         The Trust reserves the right to modify or terminate any purchase, redemption, or other shareholder service procedure upon written notice to shareholders.

         Purchases and redemptions generally may be effected only on days when the stock exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

                     INVESTMENT ADVISORY AND OTHER SERVICES
                     --------------------------------------

GATEWAY INVESTMENT ADVISERS, L.P.

         Gateway Investment Advisers, L.P. (the "Adviser"), a Delaware limited partnership, has acted as the investment adviser for the Fund since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the Fund from its formation until December 15, 1995. The Adviser became the successor in interest to the assets, business, and personnel of GIA which was organized in June 1977. GIA is the general partner of the Adviser with a 76% ownership interest, while Alex. Brown Investments Incorporated ("ABII") is the sole limited partner with a 24% ownership interest. ABII is an affiliate of BT Alex. Brown Incorporated, a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, the portfolio manager of the funds and President and a Trustee of the Trust, together own of record and beneficially 99.85% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is Chairman and a director of GIA and Mr. Rogers is its President and a director. The third director of GIA is Margaret-Mary V. Preston who is employed by BT Alex. Brown Incorporated as a Managing Director.

INVESTMENT ADVISORY CONTRACT

         The Trust has retained the Adviser under an investment advisory contract ("Adviser Contract") to act as investment manager and in such capacity supervise the investments of the Fund, subject to the policies and control of the Trust's Board of Trustees. The Adviser Contract for the Fund became effective on December 15, 1995. Services were provided by GIA under a substantially identical contract prior to this date.

         Pursuant to the Adviser Contract, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding the Fund's investments; (ii) office space, telephones, and other office equipment; and
(iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) advertising and other marketing expenses in connection with the sale of the shares of the Fund; (ii) expenses of printing and distributing the Fund's prospectus and related documents to prospective shareholders; and (iii) association membership dues (other than for the Investment Company Institute). The Adviser Contract further provides that under certain circumstances the Adviser may cause the Fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising the Fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Adviser Contract provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated among the funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

    -    fees and expenses of trustees not employed by the Adviser;
    - expenses of printing and distributing prospectuses to current shareholders of the Trust;
    - expenses pertaining to registering or qualifying the Trust or its shares under various federal and state laws, and maintaining and updating such registrations and qualifications;
    - interest expense, taxes, fees, and commissions (including brokerage commissions) of every kind;
    -    expenses related to repurchases and redemptions of shares;
    - charges and expenses of custodians, transfer agents, dividend disbursing agents, and registrars;
    -    expenses of valuing shares of each fund;
    - printing and mailing costs other than those expressly assumed by the Adviser;
    -    auditing, accounting, and legal expenses;
    - expenses incurred in connection with the preparation of reports to shareholders and governmental agencies;
    -    expenses of shareholder meetings and proxy solicitations;
    -    insurance expenses;
    - all "extraordinary expenses" which may arise, including all losses and liabilities incurred in connection with litigation proceedings and claims, and the legal obligations of the Trust to indemnify its officers, trustees, and agents with respect thereto.

         A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contract of the Fund, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser under the Adviser Contract, the Fund pays the Adviser an advisory fee ("the Advisory Fee") computed at an annual rate of 0.50% of the average daily net asset value of the Fund.

         If total expenses of the Fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions, and any "extraordinary expenses" determined as described above) exceed 2.00% of the Fund's average daily net asset value for such year, the Adviser Contract requires the Adviser to bear all such excess expenses up to the amount of the Advisory Fee. Each month the Advisory Fee is determined and the Fund's expenses are projected. If the Fund's projected expenses are in excess of the above-stated expense limitation, the Advisory Fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to the Fund shall not exceed the aggregate Advisory Fee paid by the Fund to the Adviser for such year.

         The Adviser Contract further provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The Adviser Contract contemplates that the Adviser may act as an investment manager or adviser for others.

         The Adviser Contract may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contract, and by vote of the shareholders of the Fund.

         The Adviser Contract may be terminated, upon 60 days' written notice (which notice may be waived) at any time without penalty (i) by the Board of Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Adviser. The Adviser Contract terminates automatically in the event of its assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

         The Adviser Contract continues in effect until December 31, 1998, and thereafter, provided that its continuance for the Fund for each renewal year is specifically approved in advance (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees who are not parties to the Adviser Contract or "interested persons" of any party to the Adviser Contract (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         The following table shows the Advisory Fees earned by the Adviser (or
GIA) for providing services to the Cincinnati Fund. It also shows the amount of the fees waived by the Adviser for the year ended December 31, 1997, 1996, and 1995.

               -------------------------------------------------
                   FEE AND WAIVER           CINCINNATI FUND
               -------------------------------------------------
                1997 Fee Earned                    $65,378
                1997 Fee Waived                      1,281
                                                   -------
                1997 Fee Paid                      $64,097
                                                   =======

                1996 Fee Earned                    $37,585
                1996 Fee Waived                     26,264
                                                   -------
                1996 Fee Paid                      $11,321
                                                   =======

                1995 Fee Earned                    $23,429
                1995 Fee Waived                     23,429
                                                   -------
                1995 Fee Paid                      $     0
                                                   =======
               -------------------------------------------------

CUSTODIAN

         Star Bank, 425 Walnut Street, Cincinnati, OH 45202, acts as custodian of the Trust's assets (the "Custodian"). The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING, AND FINANCIAL SERVICING AGENT

         The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend Disbursing, and Financial Servicing Agent (the "Servicing Agent"). The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, 400 TechneCenter Drive, Suite 220, Milford, OH 45150. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts, depositing the payments for the purchase of Fund shares with the Custodian, and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains a bookshare account for each shareholder as set forth in the subscription application, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

         As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by such fund.

         The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "SHAREHOLDER SERVICES" herein). With regard to the Systematic Withdrawal Program, the Servicing Agent will process such Systematic Withdrawal Program orders as are duly executed by shareholders and will direct appropriate payments to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs, and other plans or programs, for investing shares as provided in the Fund's current prospectus.

         The Fund reimburses the Servicing Agent for printing, mailing, and compliance expenses. The Fund compensates the Servicing Agent for these services, at a fixed rate of $4,000 per month, plus the greater of $2,500 per month, or an annual rate of 0.20% of the Fund's average net assets. For the year ended December 31, 1997, the Servicing Agent earned $726,747 in its capacity as Servicing Agent to the four funds of the Trust then in effect.

                                    BROKERAGE
                                    ---------

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

         In effecting portfolio transactions for the Fund, the Adviser is obligated to seek best execution, which is to execute the Fund's transaction where the most favorable combination of price and execution services are available ("best execution"), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking the best execution, the Adviser, in the Fund's best interest, considers all relevant factors, including:

     -   price;
     -   the size of the transaction;
     -   the nature of the market for the security;
     -   the amount of commission;
     - the timing of the transaction taking into account market prices and trends;
     - the reputation, experience, and financial stability of the broker-dealer involved;
     - the quality of service rendered by the broker-dealer in other transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute securities transactions for the Fund.

         While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical, or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the Advisory Fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.

         The Adviser Contract provides that, subject to such policies as the Trustees may determine, the Adviser may cause the Fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include:

     - advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities, or purchasers, or sellers of securities;
     - furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts;
     - effecting securities transactions and performing functions incidental thereto (such as clearance and settlement);
     - services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

         For the years ended December 31, 1997, 1996, and 1995, the Fund paid $10,885.00, $3,470.28 and $3,534.20, respectively, in brokerage commissions. Total commissions paid in 1997 had increased relative to previous years due to the increase in total net assets of the Fund. Principal transactions with a total value of $102,987 also took place in 1997.

ADDITIONAL TAX MATTERS

         The tax discussion set forth below and in the Cincinnati Prospectus is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

FEDERAL TAX MATTERS

         The Fund is treated as a separate association taxable as a corporation.

         The Fund has met and intends to meet the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its shareholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, one of the principal tests which the Fund must meet in each fiscal year in order to qualify as a regulated investment company is the "90% Test." The 90% Test requires that at least 90% of a fund's gross income must be derived from dividends, interest, and gains from the sale or other disposition of securities.

         Long-term capital gain distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his or her shares, and are not eligible for the dividends-received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

         Distributions on shares of the Fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

         The tax status of distributions made by the Fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his or her own tax adviser. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital loss carryforwards.

STATE AND LOCAL TAX ASPECTS

         The laws of several state and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his or her own tax adviser as to the status of his or her shares and distributions in respect of those shares under state and local tax laws.

                       TRUSTEES AND OFFICERS OF THE TRUST
                       ----------------------------------

         The Trustees and officers of the Trust, together with information as to their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company") and their principal occupations during at least the past five years, are listed below.

         *WALTER GENE SALL, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Chairman and Trustee of the Trust; Chairman of the Adviser; various senior management positions and offices held with the Trust, the Company, and the Adviser since 1977. Age 53.

         *J. PATRICK ROGERS, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Trustee of the Trust since December 1998; President of the Trust since 1997; President of the Adviser since 1995; portfolio manager of the funds since 1997; co-portfolio manager of the funds from 1995 to 1997; various senior management positions and offices held with the Trust and the Adviser since 1989. Age 34.

         JAMES M. ANDERSON, Children's Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, OH 45229; Trustee of the Trust since April 1997; Children's Hospital Medical Center, President and Chief Executive Officer since November 1996, Chairman of the Board of Trustees from 1992 through 1996, and Trustee since 1979; Taft Stettinius & Hollister (law firm), Partner from 1982 to November 1996; Access Corporation (software distributor), Secretary from 1985 to 1996, Consultant from 1996 to 1997, and Director 1997 to 1998; Cincinnati Stock Exchange, Trustee since 1978; River City Insurance Limited, Director since 1991. Age 56.

         STEFEN F. BRUECKNER, ProMutual Group, Inc., P. O. Box 9178, Boston, MA 02205; Trustee of the Trust since October 1992; President, ProMutual Group (a professional liability insurance company) since 1998; Director, President, and Chief Executive Officer, Anthem Companies, Inc. (health insurer) 1995 to 1998; Director and President of Community Mutual Insurance Company (health insurer) from 1991 to 1998, and various management positions from 1986 to 1998. Director of Anthem Health and Life Insurance Company, Anthem Life Insurance Company, and various other affiliates and subsidiaries. Age 49.

         KENNETH A. DRUCKER, Sequa Corp., 200 Park Avenue, New York, NY 10166; Director of the Company from January 1984 to May 1986; Trustee of the Trust since April 1986; Vice President and Treasurer, Sequa Corporation (gas turbine and industrial equipment) since November 1987. Prior thereto, Senior Vice President and Treasurer, JWT Group, Inc. (advertising, public update relations, and market research). Age 53.

         BEVERLY J. FERTIG, 8591 Woodbrier Drive, Sarasota, FL 34238; Trustee of the Trust since September 1988; arbitrator, National Association of Securities Dealers, Inc., since January 1992; Vice President, Marketing and Communications, Coffee, Sugar and Cocoa Exchange from January 1989 to December 1991; Executive Director, National Institutional Options and Futures Society, March 1988 to December 1988; prior thereto, Vice President, Institutional Marketing, Chicago Board Options Exchange. Age 68.

         R. S. (DICK) HARRISON, 4040 Mt. Carmel Road, Cincinnati, OH 45244; Director of the Company from 1977 to 1982; Trustee of the Trust since April 1996; Director/Chairman of the Board, Baldwin Piano & Organ Company from 1994 to 1997; Chairman of the Board/CEO, Baldwin Piano & Organ Company from 1983 to 1994. Prior thereto, various management positions with Baldwin Piano & Organ Company, Cincinnati, OH. Director of Anderson Bank of Cincinnati, OH and Trustee of Kenyon College. Age 66.

         WILLIAM HARDING SCHNEEBECK, 251 Indian Harbor Road, Vero Beach, FL 32963; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986; retired, formerly Chairman of Midwestern Fidelity Corp. Age 69.

         JAMES E. SCHWAB, XTEK, Inc., 11451 Reading Road, Cincinnati, OH 45241-2283; Trustee of the Trust since December 1998; President of XTEK, Inc. (a manufacturing company), from November 1995 to present, Vice President of XTEK, Inc. from October 1994 to November 1995; various executive positions with American Financial Corporation and its affiliates from 1985 to 1994, including Senior Vice President of General Cable Corporation from 1992 to 1994 and Senior Vice President of the Penn Central Corporation (now called the American Financial Group) from 1989 to 1992. Age 55.

         *GEOFFREY KEENAN, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Vice President of the Trust since April 1996; Chief Operating Officer, Gateway Investment Advisers, L.P. since December 1995; Executive Vice President and Chief Operating Officer, Gateway Investment Advisers, Inc. since 1995; Vice President, Gateway Investment Advisers, Inc. from 1991 to 1995. Age 40.

         *PAUL R. STEWART, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Treasurer of the Trust since October 1995; Chief Financial Officer of the Adviser since 1996, Controller of the Adviser from October 1995 to December 1996; Audit Manager and Senior, Price Waterhouse from September 1992 to 1995 and from August 1988 to August 1991. Age 33.

         *DONNA M. SQUERI, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Secretary of the Trust since October 1995;

Secretary and General Counsel of the Adviser since September 1995; in-house counsel of Bartlett & Co., a registered investment adviser, from October 1984 to September 1993. Age 39.

         *Messrs. Sall, Rogers, Keenan, Stewart, and Ms. Squeri are affiliated persons of the Trust and the Adviser as defined by the Investment Company Act of 1940. Mr. Sall is an "interested person" of the Trust as defined by the Investment Company Act of 1940.

         Messrs. Sall, Rogers, Keenan, Stewart and Ms. Squeri each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Mr. Sall receives fees as follows: (a) an annual fee of $3,000, payable in equal quarterly installments for services during each fiscal quarter; (b) a $500 base fee plus $100 per fund for each regular or special meeting of the Board of Trustees attended; and (c) $200 per fund ($1,000 per fund for the Chairman) for each Audit Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

         The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 1997.

            ------------------------------------------------------
                                               TOTAL COMPENSATION
                       NAME OF TRUSTEE             FROM TRUST
            ------------------------------------------------------

             James M. Anderson                     $  3,300
             Stefen F. Brueckner                   $  6,600
             Kenneth A. Drucker                    $ 12,200
             Beverly J. Fertig                     $  6,600
             R. S. Harrison                        $  7,400
             Walter G. Sall                        $      0
             William H. Schneebeck                 $  8,100

            ------------------------------------------------------


             INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS
             -------------------------------------------------------

         Arthur Andersen LLP, 425 Walnut Street, Cincinnati, OH 45202, will serve as independent public accountants of the Trust. Arthur Andersen LLP performs an annual audit of the Fund's financial statements, reviews the Fund's tax returns, and provides financial, tax, and accounting consulting services as requested.

         The financial statements and independent auditors' report required to be included in this SAI are incorporated herein by this reference to the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997.

                   PRINCIPAL HOLDERS OF CINCINNATI FUND SHARES
                   -------------------------------------------

         As of October 30, 1998, the Fund had 1,267,851.560 shares outstanding, out of an unlimited number of authorized shares. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

        -------------------------------------------------------------------------------------------
                          NAME AND ADDRESS OF OWNER        NUMBER OF SHARES      PERCENT OF CLASS

        -------------------------------------------------------------------------------------------

        Firstcinco, a common trust fund of Star Bank            200,000.000            15.77%
        Attention:  Joyce Lucht
        P. O. Box 640229
        Cincinnati, OH  45264

        Up East, Inc.                                            87,621.797             6.91%
        c/o Betsy J. Wyeth
        P.O. Box 48
        Chadds Ford, PA  19317

        Trustees and officers of the Trust as a group            37,206.494             2.93%

        Adviser officers & directors as a group                  11,739.688      Less than 1%
        -------------------------------------------------------------------------------------------

         The SEC has defined "beneficial owner" of a security to include any person who has voting power or investment power with respect to any such security, any person who shares voting power or investment power with respect to any such security, or any person who has the right to acquire beneficial ownership of any such security within 60 days.

         As of October 30, 1998, the Adviser held in a fiduciary capacity 73,217 (5.77%) of the outstanding shares of the Fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.

                                   SCHEDULE A
                                   ----------

         The beta measurements that may be used in the Cincinnati Prospectus were calculated by using Microsoft Excel spreadsheets and the statistical function slope available in Microsoft Excel. The SLOPE function returns the slope of the linear regression line through data points in known y's and known x's. The slope is the vertical distance divided by the horizontal distance between any two points on the line, which is the rate of change along the regression line.

         The equation for beta (slope) is shown below.

                             n(SIGMA)xy -((SIGMA)x)((SIGMA)y)
                     Beta = ---------------------------------
                             n(SIGMA) x 2 -((SIGMA)x) 2





Where y = the Fund's monthly total returns in the period x = the benchmark index's monthly total returns in the period